DISCOVERY SELECT(R)

VARIABLE ANNUITY

PROSPECTUS: MAY 1, 1999

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


THE FUNDS
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Discovery Select offers a wide variety of investment choices, including 24 variable investment options that invest in mutual funds managed by these leading asset managers.

PRUDENTIAL INVESTMENTS

AIM ADVISORS

AMERICAN CENTURY

FRANKLIN ADVISERS

JANUS CAPITAL

MFS

OPPENHEIMER CAPITAL

T. ROWE PRICE

WARBURG PINCUS


PLEASE READ THIS PROSPECTUS
--------------------------------------------------------------------------------
Please read this prospectus before purchasing a Discovery Select variable annuity contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

TO LEARN MORE ABOUT DISCOVERY SELECT
--------------------------------------------------------------------------------
To learn more about the Discovery Select variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Discovery Select SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 30 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
--------------------------------------------------------------------------------
O  (888) PRU-2888 or write to us at:

O  Pruco Life Insurance Company
   213 Washington Street
   Newark, New Jersey 07102-2992

O  Prudential Annuity Service Center
   P.O. Box 14215
   New Brunswick, New Jersey 08906


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN DISCOVERY SELECT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

1
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CONTENTS
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PART I: DISCOVERY SELECT PROSPECTUS
SUMMARY
Glossary...................................................4
Summary ...................................................5
Summary of Contract Expenses...............................7
Expense Examples...........................................9


PART II: DISCOVERY SELECT PROSPECTUS
SECTIONS 1-9
Section 1: What is the Discovery Select
Variable Annuity?.........................................12
Short Term Cancellation Right or "Free Look"..............12

Section 2:  What Investment Options
Can I Choose..............................................13
Variable Investment Options...............................13
Fixed Interest-Rate Options...............................14
Transfers Among Options...................................14
Dollar Cost Averaging.....................................14
Asset Allocation Program..................................15
Auto-Rebalancing..........................................15
Voting Rights.............................................15
Substitution..............................................15

Section 3: What Kind of Payments Will I Receive
During the Income Phase?(Annuitization)...................16
Payment Provisions........................................16
Option 1: Annuity Payments for a
      Fixed Period........................................16
Option 2: Life Annuity with 120 Payments
      (10 Years) Certain..................................16
Option 3: Interest Payment Option.........................16
Option 4: Other Annuity Options...........................16

Section 4: What is the Death Benefit?.....................17
Beneficiary...............................................17
Calculation of the Death Benefit..........................17

Section 5: How Can I Purchase a Discovery
Select Contract?..........................................18
Purchase Payments.........................................18
Allocation of Purchase Payments...........................18
Calculating Contract Value................................18

Section 6: What are the Expenses Associated
with the Discovery Select Contract?.......................19
Insurance Charges.........................................19
Annual Contract Fee.......................................19
Withdrawal Charge.........................................19
Critical Care Access......................................20
Premium Taxes.............................................20
Transfer Fee..............................................20
Company Taxes.............................................20

Section 7: How Can I Access My Money?.....................21
Automated Withdrawals.....................................21
Suspension of Payments or Transfers.......................21

Section 8: What are the Tax Considerations
Associated with the Discovery Select Contract?............22
Taxes Payable by You......................................22
Taxes on Withdrawals and Surrender........................22
Taxes on Annuity Payments.................................22
Penalty Taxes on Withdrawals and
      Annuity Payments ...................................22
Taxes Payable by Beneficiaries............................23
Withholding of Tax from Distributions.....................23
Annuity Qualification.....................................23
Diversification and Investor Control......................23
Required Distributions Upon Your Death....................23
Changes in the Contract...................................23
Additional Information....................................23
Contracts Held by Tax Favored Plans.......................23

Section 9: Other Information..............................28
Pruco Life Insurance Company..............................28
The Separate Account......................................28
Experts...................................................28
Sale of the Contract and Distributor......................28
Assignment................................................29
Financial Statements......................................29
Year 2000 Compliance......................................29
Statement of Additional Information.......................30
Accumulation Unit Values..................................31
Market-Value Adjustment Formula...........................33


PART III: DISCOVERY SELECT PROSPECTUS
ADDITIONAL FINANCIAL INFORMATION
Further Information About Pruco Life.....................A-1
Pruco Life Financial Information.........................B-1


PART IV: VARIABLE INVESTMENT OPTIONS'
PROSPECTUSES
The Prudential Series Fund
AIM Variable Insurance Funds, Inc.
American Century Variable Portfolios, Inc.
Janus Aspen Series
MFS Variable Insurance Trust
OCC Accumulation Trust
Templeton Variable Products Series Fund
T. Rowe Price
Warburg Pincus Trust


2
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PART I SUMMARY
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DISCOVERY SELECT PROSPECTUS

                                                                               3
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GLOSSARY
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WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS
POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE
The period that begins with the contract date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ANNUITANT
The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE
The date when income payments are scheduled to begin.

BENEFICIARY
The person(s) or entity you have chosen to receive a death benefit.

CASH VALUE
This is the total value of your contract minus any withdrawal charge(s) or market-value adjustment, if applicable.

CONTRACT DATE
The date we receive your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER OR YOU
The person entitled to the ownership rights under the contract.

CONTRACT VALUE
The total value of the amounts in a contract allocated to the variable investment options and the interest-rate options as of a particular date.

DEATH BENEFIT
If the sole or last surviving annuitant dies, the designated person(s) or the beneficiary, will receive, at a minimum, the total amount invested or a potentially greater amount related to market appreciation. See "What is the Death Benefit?" on page 17.

INCOME OPTIONS
Options under the contract that define the frequency and duration of income payments. In your contract, these are referred to as payout or annuity options.

INTEREST-RATE OPTION
An investment option that offers a fixed-rate of interest for either a one-year (fixed-rate option) or a seven-year period (market-value adjustment option).

PURCHASE PAYMENTS
The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

PRUDENTIAL ANNUITY SERVICE CENTER
P.O. Box 14215, New Brunswick, New Jersey, 08906. The phone number is 1-888-PRU-2888.

SEPARATE ACCOUNT
Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The Separate Account is set apart from all of the general assets of Pruco Life.

TAX DEFERRAL
This is a way to increase your assets without currently being taxed. You do not pay taxes on your contract earnings until you take money out of your contract.

VARIABLE INVESTMENT OPTION
When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.


4
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SUMMARY OF SECTIONS 1-9
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FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.


SECTION 1
WHAT IS THE DISCOVERY SELECT VARIABLE ANNUITY?

This variable annuity contract, offered by Pruco Life, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 24 variable investment options. There are also two fixed interest rate options which are available in most states. The contract is intended for retirement savings or other long-term investment purposes and provides a death benefit and guaranteed income options.

     The variable investment options are designed to offer the opportunity over the long term for a better return than the fixed interest rate option. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

     The fixed interest-rate options offer an interest rate that is guaranteed. While your money is in the fixed account, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3.0%.

     You can invest your money in any or all of the variable investment options and the interest-rate options. You are allowed 12 transfers each contract year among the variable investment options, without a charge. There are certain restrictions on transfers involving the interest-rate options.

     The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as, age, gender and payout option you selected. Free Look. If you change your mind about owning Discovery Select, you may cancel your contract within 10 days after receiving it (or whatever time period is required in the state where the contract was issued).


SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the variable investment options that invest in the mutual funds described in the fund prospectuses provided with this prospectus:

THE PRUDENTIAL SERIES FUND
     Diversified Bond Portfolio
     Diversified Conservative Growth Portfolio
     Equity Income Portfolio
     Equity Portfolio
     Global Portfolio
     High Yield Bond Portfolio
     Money Market Portfolio
     Prudential Jennison Portfolio
     Small Capitalization Stock Portfolio
     Stock Index Portfolio
     20/20 Focus Portfolio

AIM VARIABLE INSURANCE FUNDS, INC.
     AIM V.I. Growth and Income Fund
     AIM V.I. Value Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value

JANUS ASPEN SERIES
     Growth Portfolio
     International Growth Portfolio

MFS VARIABLE Insurance Trust
     Emerging Growth Series
     Research Series

OCC ACCUMULATION Trust
     Managed Portfolio
     Small Cap Portfolio

TEMPLETON Variable Products Series Fund
     Franklin Small Cap Investments Fund - Class 2

T. ROWE PRICE
     Equity Series - Equity Income Portfolio
     International Series - International Stock Portfolio

WARBURG PINCUS Trust
     Post-Venture Capital Portfolio

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                                                                               5
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SUMMARY OF SECTIONS 1-9 CONTINUED
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     Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the mutual funds used by the variable investment options you choose. Performance information for the variable investment options is provided in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

     You can also put your money into one or both of the fixed interest-rate option.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE
INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?

If the sole or last surviving annuitant dies, the designated person(s) or the beneficiary will receive at a minimum, the total amount invested or a potentially greater amount related to market appreciation.

SECTION 5
HOW CAN I PURCHASE A DISCOVERY SELECT
ANNUITY CONTRACT?

You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You can add $1,000 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE
DISCOVERY SELECT CONTRACT?

The contract has insurance features and investment features, and there are costs related to each.

     Each year we deduct a $30 contract maintenance charge if your contract value is less than $50,000. For insurance and administrative costs, we also deduct an annual charge of 1.40% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the interest-rate investment options.

     There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge which can range up to 5%.

     There are also charges associated with the mutual funds. The annual charges of the mutual funds currently range from 0.37% to 1.40% of a fund's average daily assets.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may take money out at any time during the accumulation phase. Each year, you may withdraw up to 10% of your total purchase payments without charge. Withdrawals greater than 10% of your purchase payments will be subject to a withdrawal charge. This charge decreases 1% each year. After the 7th year, there is no charge for a withdrawal. You may also be subject to income tax and a tax penalty if you make an early withdrawal.

Section 8
What Are The Tax Considerations Associated With
The Discovery Select Contract?

Your earnings are not taxed until withdrawn. If you take money out during the accumulation phase, purchase payments are withdrawn first and are taxed as income. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from IRA contracts are fully taxable and subject to the 10% penalty if withdrawn prior to age 59-1/2.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life, a subsidiary of The Prudential Insurance Company of America.

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6
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SUMMARY OF CONTRACT EXPENSES
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THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY
FOR DISCOVERY SELECT. THIS SUMMARY INCLUDES THE EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS BUT DOES NOT INCLUDE ANY PREMIUM TAXES THAT MIGHT BE APPLICABLE IN YOUR STATE.

FOR MORE DETAILED INFORMATION:

More detailed information can be found on page 19 under the section called, "What Are The Expenses Associated With The Discovery Select Variable Annuity?" For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses which you will find at the back of this prospectus.

TRANSACTION EXPENSES
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WITHDRAWAL CHARGE (SEE NOTE 1 BELOW)
           During contract year 1                     7%
           During contract year 2                     6%
           During contract year 3                     5%
           During contract year 4                     4%
           During contract year 5                     3%
           During contract year 6                     2%
           During contract year 7                     1%

TRANSFER FEE (SEE NOTE 2 BELOW)
--------------------------------------------------------------------------------
           first 12 transfers per year           $  0.00
           each transfer after 12                $ 25.00

ANNUAL CONTRACT FEE AND FULL WITHDRAWAL FEE (SEE NOTE 3 BELOW)
--------------------------------------------------------------------------------
                                                 $ 30.00

ANNUAL ACCOUNT EXPENSES
--------------------------------------------------------------------------------
           AS A PERCENTAGE OF THE AVERAGE ACCOUNT VALUE
           Mortality and Expense Risk:             1.25%
           Administrative Fee:                     0.15%
           Total:                                  1.40%

NOTE 1: AS OF THE BEGINNING OF THE CONTRACT YEAR, YOU MAY WITHDRAW UP TO 10% OF THE TOTAL PURCHASE PAYMENTS PLUS ANY CHARGE-FREE AMOUNT CARRIED OVER FROM THE PREVIOUS CONTRACT YEAR WITHOUT CHARGE. THERE IS NO WITHDRAWAL CHARGE ON ANY WITHDRAWALS MADE UNDER THE CRITICAL CARE ACCESS OPTION (SEE PAGE 20) OR ON ANY AMOUNT USED TO PROVIDE INCOME UNDER THE LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION. (SEE PAGE 16). SURRENDER CHARGES ARE WAIVED WHEN A DEATH BENEFIT IS PAID.

NOTE 2: YOU WILL NOT BE CHARGED FOR TRANSFERS MADE IN CONNECTION WITH DOLLAR COST AVERAGING AND AUTO-REBALANCING

NOTE 3: THERE IS NO CHARGE ON WITHDRAWALS IF THE VALUE OF YOUR CONTRACT IS $50,000 OR MORE, OR IF THE WITHDRAWALS ARE MADE UNDER THE CRITICAL CARE ACCESS OPTION.


NOTES FOR ANNUAL MUTUAL FUND EXPENSES:

THESE EXPENSES ARE BASED ON THE HISTORICAL FUND EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS INDICATED. FUND EXPENSES ARE NOT FIXED OR GUARANTEED BY THE DISCOVERY SELECT CONTRACT AND MAY VARY FROM YEAR TO YEAR.


(1) THE PRUDENTIAL SERIES FUND

BECAUSE THIS IS THE FIRST YEAR OF OPERATION FOR DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO AND THE 20/20 FOCUS PORTFOLIO OTHER EXPENSES ARE ESTIMATED BASED ON MANAGEMENT'S PROJECTION OF NON-MANAGEMENT FEE EXPENSES.


(2) AMERICAN CENTURY VARIABLE PORTFOLIOS INC. AND T. ROWE PRICE FUNDS

INVESTMENT MANAGEMENT FEES INCLUDE ORDINARY EXPENSES OF OPERATING THE FUNDS.


(3) JANUS ASPEN SERIES

FEE REDUCTIONS REDUCE THE INVESTMENT MANAGEMENT FEE TO THE LEVELS OF THE CORRESPONDING JANUS RETAIL FUND. JANUS HAS AGREED TO CONTINUE THE APPLICABLE WAIVERS AND FEE REDUCTIONS UNTIL AT LEAST THE NEXT ANNUAL RENEWAL OF THE ADVISORY AGREEMENT.


(4) TEMPLETON VARIABLE PRODUCTS SERIES FUND

FIGURES REFLECT EXPENSES FROM THE FUND'S INCEPTION ON MAY 1, 1998 AND ARE ANNUALIZED. THE MANAGER AGREED IN ADVANCE TO LIMIT MANAGEMENT FEES AND MAKE CERTAIN PAYMENTS TO REDUCE THE FUND'S EXPENSES AS NECESSARY SO THAT TOTAL ACTUAL EXPENSES DID NOT EXCEED 1.25% OF THE FUND'S CLASS 2 NET ASSETS IN 1998. THE MANAGER IS CONTRACTUALLY OBLIGATED TO CONTINUE THIS ARRANGEMENT THROUGH 1999. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES IN 1998 AFTER THESE WAIVERS WERE 0.15% AND 1.25%. THE FUND MAINTAINS A DISTRIBUTION OR "12B-1 PLAN" FOR CLASS 2 WITH A MAXIMUM ANNUAL OF 0.25% WHICH IS INCLUDED IN OTHER EXPENSES AND IS DISCUSSED IN THE FUND'S PROSPECTUS.


(5) WARBURG PINCUS TRUST

ACTUAL FEES AND EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 WERE 1.08% AND 0.32% FOR INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES, RESPECTIVELY. FEE WAIVERS AND EXPENSE REIMBURSEMENT OR CREDITS REDUCED FEES AND EXPENSES DURING 1998 BUT MAY BE DISCONTINUED AT ANY TIME.

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                                                                               7
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
ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
------------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INVESTMENT          OTHER        TOTAL CONTRACTUAL    TOTAL ACTUAL
                                                                 MANAGEMENT FEE      EXPENSES          EXPENSES           EXPENSES*
THE PRUDENTIAL SERIES FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
           Diversified Bond Portfolio                               0.40%             0.02%             0.42%              0.42%
           Diversified Conservative Growth Portfolio                0.75%             0.20%             0.95%              0.95%
           Equity Income Portfolio                                  0.40%             0.02%             0.42%              0.42%
           Equity Portfolio                                         0.45%             0.02%             0.47%              0.47%
           Global Portfolio                                         0.75%             0.11%             0.86%              0.86%
           High Yield Bond Portfolio                                0.55%             0.03%             0.58%              0.58%
           Money Market Portfolio                                   0.40%             0.01%             0.41%              0.41%
           Prudential Jennison Portfolio                            0.60%             0.03%             0.63%              0.63%
           Small Capitalization Stock Portfolio                     0.40%             0.07%             0.47%              0.47%
           Stock Index Portfolio                                    0.35%             0.02%             0.37%              0.37%
           20/20 Focus Portfolio                                    0.75%             0.20%             0.95%              0.95%

AIM VARIABLE INSURANCE FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
           AIM V.I. Growth and Income Fund                          0.61%             0.04%             0.65%              0.65%
           AIM V.I. Value Fund                                      0.61%             0.05%             0.66%              0.66%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC(2)
------------------------------------------------------------------------------------------------------------------------------------
           American Century VP Value                                1.00%             0.00%             1.00%              1.00%

JANUS ASPEN SERIES(3)
------------------------------------------------------------------------------------------------------------------------------------
           Growth Portfolio                                         0.72%             0.03%             0.75%              0.68%
           International Growth Portfolio                           0.75%             0.20%             0.95%              0.86%

MFS VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------------------
           Emerging Growth Series                                   0.75%             0.10%             0.85%              0.85%
           Research Series                                          0.75%             0.11%             0.86%              0.86%

OCC ACCUMULATION TRUST
------------------------------------------------------------------------------------------------------------------------------------
           Managed Portfolio                                        0.78%             0.04%             0.82%              0.82%
           Small Cap Portfolio                                      0.80%             0.08%             0.88%              0.88%

TEMPLETON VARIABLE PRODUCTS SERIES FUND(4)
------------------------------------------------------------------------------------------------------------------------------------
           Franklin Small Cap Investments Fund - Class 2            0.75%             1.25%             2.00%              1.25%

T. ROWE PRICE(2)
------------------------------------------------------------------------------------------------------------------------------------
           Equity Series - Equity Income Portfolio                  0.85%             0.00%             0.85%              0.85%
           International Series - International Stock Portfolio     1.05%             0.00%             1.05%              1.05%

WARBURG PINCUS TRUST(5)
------------------------------------------------------------------------------------------------------------------------------------
           Post-Venture Capital Portfolio                           1.25%             0.45%             1.70%              1.40%

* REFLECTS THE EFFECT MANAGEMENT FEE WAIVERS AND REIMBURSEMENT OF EXPENSES, IF ANY. SEE NOTES ON PAGE 7.

THE "EXPENSES EXAMPLES" ON THE FOLLOWING PAGES ARE CALCULATED USING THE TOTAL ACTUAL EXPENSES.

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8
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EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY DISCOVERY SELECT. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF DISCOVERY SELECT WITH OTHER VARIABLE ANNUITY CONTRACTS.

EXAMPLE 1: IF YOU WITHDRAW YOUR ASSETS

Example 1 assumes that you invest $10,000 in Discovery Select and that you allocate all of your assets to one of the variable investment options and withdraw all your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower.

EXAMPLE 2: IF DO NOT YOU WITHDRAW YOUR ASSETS

Example 2 assumes that you invest $10,000 in Discovery Select and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower.

On the following page are examples of what your costs would be using these assumptions.


NOTES FOR ANNUAL MUTUAL FUND EXPENSES:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE CHARGES SHOWN IN THE 10 YEAR COLUMN ARE THE SAME FOR EXAMPLE 1 AND EXAMPLE
2. THIS IS BECAUSE AFTER 10 YEARS THE WITHDRAWAL CHARGES ARE NO LONGER DEDUCTED BY US WHEN YOU MAKE A WITHDRAWAL OR WHEN YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

IF YOUR CONTRACT VALUE IS LESS THAN $50,000, ON YOUR CONTRACT ANNIVERSARY (AND UPON A SURRENDER), WE DEDUCT A $30 FEE. THE EXAMPLES USE AN AVERAGE NUMBER AS THE AMOUNT OF THE ANNUAL CONTRACT FEE. THIS AMOUNT WAS CALCULATED BY TAKING THE TOTAL ANNUAL CONTRACT FEES COLLECTED IN 1998 AND THEN DIVIDING THAT NUMBER BY THE TOTAL ASSETS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS. BASED ON THIS CALCULATION THE ANNUAL CONTRACT FEE IS INCLUDED AS AN ANNUAL CHARGE OF 0.23% OF CONTRACT VALUE.

YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). A TABLE OF ACCUMULATION UNIT VALUES OF INTERESTS IN EACH VARIABLE INVESTMENT OPTION, APPEARS ON PAGE 31. PREMIUM TAXES ARE NOT REFLECTED. IN THESE EXAMPLES. PREMIUM TAXES MAY APPLY DEPENDING ON THE STATE WHERE YOU LIVE.

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9
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
EXPENSE EXAMPLES 1 AND 2
------------------------------------------------------------------------------------------------------------------------------------
                                                              EXAMPLE 1:                          EXAMPLE 2:
                                                              IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                              ----------------------------------------------------------------------
                                                              1 YR     3 YRS     5 YRS   10 YRS   1 YR      3 YRS    5 YRS   10 YRS
THE PRUDENTIAL SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
           Diversified Bond Portfolio                          $817      $930    $1147    $2162    $187      $580     $997    $2162
           Diversified Conservative Growth Portfolio           $870     $1090    $1417    $2709    $240      $740    $1267    $2709
           Equity Income Portfolio                             $817      $930    $1147    $2162    $187      $580     $997    $2162
           Equity Portfolio                                    $822      $945    $1173    $2215    $192      $595    $1023    $2215
           Global Portfolio                                    $861     $1063    $1372    $2618    $231      $713    $1222    $2618
           High Yield Bond Portfolio                           $833      $978    $1229    $2330    $203      $628    $1079    $2330
           Money Market Portfolio                              $816      $926    $1142    $2151    $186      $576     $992    $2151
           Prudential Jennison Portfolio                       $838      $994    $1255    $2382    $208      $644    $1105    $2382
           Small Capitalization Stock Portfolio                $822      $945    $1173    $2215    $192      $595    $1023    $2215
           Stock Index Portfolio                               $812      $914    $1121    $2108    $182      $564     $971    $2108
           20/20 Focus Portfolio                               $870     $1090    $1417    $2709    $240      $740    $1267    $2709

AIM VARIABLE INSURANCE FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
           AIM V.I. Growth and Income Fund                     $840     $1000    $1265    $2403    $210      $650    $1115    $2403
           AIM V.I. Value Fund                                 $841     $1003    $1270    $2414    $211      $653    $1120    $2414

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
------------------------------------------------------------------------------------------------------------------------------------
           American Century VP Value                           $875     $1105    $1442    $2759    $245      $755    $1292    $2759

JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------------
           Growth Portfolio                                    $843     $1009    $1280    $2434    $213      $659    $1130    $2434
           International Growth Portfolio                      $861     $1063    $1372    $2618    $231      $713    $1222    $2618

MFS VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------------------
           Emerging Growth Series                              $860     $1060    $1367    $2608    $230      $710    $1217    $2608
           Research Series                                     $861     $1063    $1372    $2618    $231      $713    $1222    $2618

OCC ACCUMULATION TRUST
------------------------------------------------------------------------------------------------------------------------------------
           Managed Portfolio                                   $857     $1051    $1351    $2578    $227      $701    $1201    $2578
           Small Cap Portfolio                                 $863    $1069     $1382    $2639    $233      $719    $1232    $2639

TEMPLETON VARIABLE PRODUCTS SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
           Franklin Small Cap Investments Fund - Class 2       $900     $1180    $1566    $3006    $270      $830    $1416    $3006

T.ROWE PRICE
------------------------------------------------------------------------------------------------------------------------------------
           Equity Series - Equity Income Portfolio             $860     $1060    $1367    $2608    $230      $710    $1217    $2608
           International Series - Intn'l Stock Portfolio       $880     $1120    $1467    $2809    $250      $770    $1317    $2809

WARBURG PINCUS TRUST
------------------------------------------------------------------------------------------------------------------------------------
           Post-Venture Capital Portfolio                      $915     $1225    $1640    $3150    $285      $875    $1490    $3150

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR A PARTICULAR YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN
THE EXAMPLES.

--------------------------------------------------------------------------------

PART II  SECTIONS 1-9
--------------------------------------------------------------------------------
DISCOVERY SELECT PROSPECTUS

             1:
WHAT IS THE DISCOVERY SELECT
             VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE DISCOVERY SELECT VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, THE INSURANCE COMPANY, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time after the first contract anniversary. (Maryland residents must wait until the end of the seventh contract year.) Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

THIS ANNUITY CONTRACT BENEFITS FROM TAX DEFERRAL.

Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

DISCOVERY SELECT IS A VARIABLE ANNUITY CONTRACT.

This means that during the accumulation phase, you can allocate your assets among 24 variable investment options as well as 2 guaranteed interest-rate options. (If you live in Maryland, Oregon or Washington, only a one year interest-rate option is available to you.) If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual fund associated with that variable investment option. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

AS MENTIONED ABOVE, DISCOVERY SELECT ALSO CONTAINS TWO GUARANTEED INTEREST-RATE
OPTIONS: a fixed-rate option and a market-value adjustment option. The fixed-rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3.0% per year. The market-value adjustment option guarantees a stated interest rate, generally higher than the fixed-rate option. However, in order to get the full benefit of the stated interest rate, assets in this option must be held for a seven-year period. (The market-value adjustment option is not available to residents of Maryland, Oregon or Washington.)

AS THE OWNER OF THE CONTRACT, YOU HAVE ALL OF THE DECISION-MAKING RIGHTS UNDER THE CONTRACT. You will also be the annuitant unless you designate someone else. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much and how long these payments will continue. On and after the annuity date, the annuitant is the owner and may not be changed. The beneficiary becomes the owner when a death benefit is payable.

THE BENEFICIARY IS: the person(s) or entity designated to receive any death benefit if the annuitant(s) dies during the accumulation phase. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Discovery Select, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:

o    Your full purchase payment; or

o The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.

--------------------------------------------------------------------------------

             2:
WHAT INVESTMENT OPTIONS
             CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 24 VARIABLE INVESTMENT OPTIONS, AS WELL AS TWO GUARANTEED INTEREST-RATE OPTIONS.

The 24 variable investment options invest in mutual funds managed by leading investment advisors. Each of these mutual funds has a separate prospectus that is provided with this prospectus. You should read the mutual fund prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which to the variable investment options invest. Each variable investment option has a different investment objective.

THE PRUDENTIAL SERIES FUND, INC.

o    Diversified Bond Portfolio
o    Diversified Conservative Growth Portfolio
o    Equity Income Portfolio
o    Equity Portfolio
o    Global Portfolio
o    High Yield Bond Portfolio
o    Money Market Portfolio
o    Prudential Jennison Portfolio (domestic equity)
o    Stock Index Portfolio
o    Small Capitalization Stock Portfolio
o    20/20 Focus Fund (domestic equity)

THE PRUDENTIAL SERIES FUND, INC. IS MANAGED BY PRUDENTIAL THROUGH ANOTHER COMPANY IT OWNS CALLED THE PRUDENTIAL INVESTMENT CORPORATION. THE PRUDENTIAL INVESTMENT CORPORATION MANAGES EACH OF THE PORTFOLIOS OF THE PRUDENTIAL SERIES FUND EXCEPT THE PRUDENTIAL JENNISON PORTFOLIO AND THE DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO. FOR THE JENNISON PORTFOLIO, PRUDENTIAL INVESTMENT CORPORATION OVERSEES ANOTHER COMPANY OWNED BY PRUDENTIAL CALLED JENNISON ASSOCIATES CAPITAL CORP. WHICH PROVIDES THE DAY TO DAY INVESTMENT ADVISORY SERVICES. FOR THE DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO, PRUDENTIAL INVESTMENTS CORPORATION OVERSEES THE DREYFUS CORPORATION AND PACIFIC INVESTMENT MANAGEMENT COMPANY, WHICH PROVIDE THE DAY TO DAY INVESTMENT ADVISORY SERVICES.

AIM VARIABLE INSURANCE FUNDS, INC.
o    AIM V.I. Growth and Income Fund
o    AIM V.I. Value Fund
AIM ADVISORS, INC. SERVES AS INVESTMENT ADVISER TO BOTH OF THESE FUNDS.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
o    American Century VP Value
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. IS THE INVESTMENT ADVISER FOR AMERICAN CENTURY VP VALUE.

JANUS ASPEN SERIES
o    Growth Portfolio
o    International Growth Portfolio
JANUS CAPITAL CORPORATION SERVES AS INVESTMENT ADVISER TO THE GROWTH PORTFOLIO AND THE INTERNATIONAL GROWTH PORTFOLIO.

MFS VARIABLE INSURANCE TRUST
o    Emerging Growth Series
o    Research Series (long-term growth and future income)
MASSACHUSETTS FINANCIAL SERVICES COMPANY, A DELAWARE CORPORATION, IS THE INVESTMENT ADVISER TO THE EMERGING GROWTH SERIES AND THE RESEARCH SERIES.

OCC ACCUMULATION TRUST
o    Managed Portfolio (equity)
o    Small Cap Portfolio
OPCAP ADVISORS IS THE INVESTMENT ADVISER TO THE MANAGED PORTFOLIO AND THE SMALL CAP PORTFOLIO.

T. ROWE PRICE
o    T. Rowe Price Equity Series, Inc., Equity Income Portfolio
o    T. Rowe Price International Series, Inc., International Stock Portfolio
T. ROWE PRICE ASSOCIATES, INC. IS THE INVESTMENT MANAGER FOR THE EQUITY INCOME PORTFOLIO AND ROWE PRICE-FLEMING INTERNATIONAL, INC. IS THE INVESTMENT MANAGER FOR THE INTERNATIONAL STOCK PORTFOLIO.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
o    Franklin Small Cap Investments Fund--Class 2
FRANKLIN ADVISERS, INC. IS THE INVESTMENT MANAGER FOR THIS PORTFOLIO OF THE TEMPLETON VARIABLE PRODUCTS SERIES FUND.

WARBURG PINCUS TRUST
o    Post-Venture Capital Portfolio
WARBURG PINCUS COUNSELORS, INC. SERVES AS INVESTMENT ADVISER AND ABBOTT CAPITAL MANAGEMENT, L.P. SERVES AS SUB-

--------------------------------------------------------------------------------

             2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------


INVESTMENT ADVISE FOR THAT PORTION OF THE POST-VENTURE CAPITAL PORTFOLIO ALLOCATED TO PRIVATE LIMITED PARTNERSHIPS OR OTHER INVESTMENT FUNDS.

     Except for the Prudential Series Fund Inc., we are paid by the fund or an affiliate of each fund for administrative and other services that we provide. The amount we receive is based on an annual percentage of the average assets of Discovery Select invested in the fund held by the associated variable investment option.

FIXED INTEREST-RATE OPTIONS

We offer two interest-rate options: a fixed-rate option and a market-value adjustment option (not available in Maryland, Oregon or Washington). We set a one year guaranteed annual interest rate that is always available for the one-year fixed-rate option. For the market-value adjustment option, we set a seven-year guaranteed interest rate.

     When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest-rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, the minimum rate will never be less than 3.0%

     If you transfer or withdraw assets or annuitize from the market-value adjustment option before an interest rate period is over, the assets will be subject to a market value adjustment.

     The market-value adjustment may increase or decrease the amount being withdrawn or transferred and may be substantial. The adjustment, whether up or down will never be greater than 40%. The amount of the market-value adjustment is based on the difference between the:

1) Guaranteed interest rate for the amount you are withdrawing or transferring; and

2)   Interest rate that is in effect on the date of the withdrawal or transfer.

     The amount of time left in the interest rate period is also a factor. You will find a detailed description of how the market-value adjustment is calculated on page 33 of this prospectus. (For contracts issued in Pennsylvania, the description is on page 35.)

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the fixed interest-rate options. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. Only two transfers per month may be made by telephone. After that, all transfer requests must be in writing with an original signature. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received. Our business day closes, usually at 4:15 p.m. Eastern time.

     YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF AN INTEREST RATE PERIOD. IF YOU TRANSFER MONEY FROM A MARKET-VALUE ADJUSTMENT OPTION AFTER THE 30-DAY PERIOD HAS ENDED, THE MONEY WILL BE SUBJECT TO A MARKET-VALUE ADJUSTMENT.

     During the contract accumulation phase, you can make 12 transfers each contract year, among the investment options, without charge. If you make more than 12 transfers in one contract year, you will be charged $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option or the one-year fixed interest-rate option and into any variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You can have these automatic transfers made from the DCA account monthly, quarterly, semiannually or annually. By allocating amounts

--------------------------------------------------------------------------------
14
on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

     Transfers must be at least $100 from your DCA account. After that, transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. If your DCA account balance drops below $100, the entire remaining balance of the account will be transferred on the next transfer date. You can allocate subsequent purchase payments to re-open the DCA account at any time.

     Your transfers will be made on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

     Any transfers you make because of dollar cost averaging are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding on the allocation of your money. If you choose to participate in the Asset Allocation Program, your financial professional will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation or to change allocations by selecting the Auto-Rebalancing feature. The fixed interest-rate options and the DCA account cannot participate in this feature.

     Your rebalancing will be done monthly, quarterly, semiannually or annually based on your choice. The rebalancing will be done on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

     Any transfers you make because of Auto-Rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares in the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf, in accordance with those instructions. We will vote the shares for which we do not receive instructions, and any other shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

--------------------------------------------------------------------------------

             3:
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE
             INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

PAYMENT PROVISIONS

The annuitant can begin receiving annuity payments any time after the first contract anniversary. (Maryland residents must wait until after the seventh anniversary.) Annuity payments must begin no later than the contract anniversary that coincides with or follows the annuitant's 90th birthday.

     You may choose among the income plans described below at any time before the annuity date. These plans are called annuity options. During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If you have not selected an annuity option by the annuity date, the Interest Payment Option (Option 3, described below) will automatically be selected unless prohibited by applicable law.

ONCE THE ANNUITY PAYMENTS BEGIN, YOU CANNOT CHANGE THE ANNUITY OPTION.

OPTION 1

ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for a period you choose, up to 25 years. The annuity payments may be made monthly, quarterly, semiannually, or annually for as long as the annuitant is alive. If the annuitant dies during the income phase, a lump sum payment will be made to the beneficiary. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate used will always be at least 3.50% a year. For payment periods of 10 years or more, we will waive any withdrawal charge that otherwise would have been applied.

OPTION 2

LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN

Under this option, we will make annuity payments to the annuitant monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum unless the annuitant has specifically instructed that the remaining monthly annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will always be at least 3.50% a year.

OPTION 3

INTEREST PAYMENT OPTION

Under this option, you can choose to have us hold all or a portion of your contract value to accumulate interest. You can receive interest payments on a monthly, quarterly, semiannual, or annual basis or you can allow the interest to accrue on your contract assets. If you have not selected an annuity option by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3.0% a year.

     This option is not available if your contract is held in an Individual Retirement Account.

OPTION 4

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time you choose to receive your annuity payments, we may make available to you any of the fixed annuity options that are offered at your annuity date.

     You should be aware that depending on your contract date and the annuity option you choose, you may have to pay withdrawal charges.

--------------------------------------------------------------------------------

             4:
WHAT IS THE
             DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies.

CALCULATION OF THE DEATH BENEFIT
If the annuitant (or the last surviving annuitant, if there are co-annuitants) dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner. If death is prior to age 80, the beneficiary will receive the greater of the following:

o Current value of your contract (as of the time we receive appropriate proof of death); or

o Guaranteed Minimum Death Benefit -- The Guaranteed Minimum Death Benefit is the greater of:

     1) The highest value of the contract on any contract anniversary date. This is called the step-up value. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals; or

     2) The "roll-up value" which is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Both the roll-up and the cap are reduced proportionally by withdrawals.

     If death is on or after 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the Guaranteed Minimum Death Benefit as of age 80, increased by additional purchase payments, and reduced proportionally by the withdrawals. For this purpose, an annuitant is deemed to reach age 80 on the contract anniversary on or following the annuitant's actual 80th birthday.

     If the sole or older annuitant is age 80 or older at the time the contract is issued, upon death, the beneficiary will receive the greater of: 1) current contract value as of the date that due proof of death is received; and 2) the total purchase payments reduced proportionally by withdrawals.

     Here is an example of a proportional reduction:

     If an owner withdrew 50% of a contract valued at $100,000 and if the step-up value was $80,000, the new step-up value following the withdrawal, would be $40,000 or 50% of what it had been prior to the withdrawal.

     If the contractowner and annuitant are not the same, the death benefit is payable only in the event of the death of a sole annuitant or last surviving annuitant, not the death of the contractowner.

     Certain terms of this death benefit are limited in Oregon. This death benefit was enhanced in January, 1998, to provide for the Guaranteed Minimum Death Benefit. Certain contractowners must have elected an endorsement in order for this enhanced death benefit to apply. See the Statement of Additional Information (SAI) for details.

--------------------------------------------------------------------------------

             5:
HOW CAN I PURCHASE A
             DISCOVERY SELECT CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $10,000. You can make additional purchase payments of at least $1,000 or more at any time during the accumulation phase. You must get our prior approval for any purchase payments over $2 million.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate options based on the percentages you choose. The percentage of your allocation to a specific investment option can range in whole percentages from 0% to 100%. If you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

     We will credit these purchase payments to your contract as of the end of the business day on which the payment is received at the Prudential Annuity Service Center. Our business day closes, usually at 4:15 p.m. Eastern time. If, however your first purchase payment is made without enough information for us to set up your contract we may need to contact you to get the required information. If we are not able to get this information within five business days, we will either return your purchase payment or get your consent to continue holding it until we receive the necessary information.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

     Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) Adding up the total amount of money allocated to a specific investment option;

2) Subtracting from that amount insurance charges and any other applicable charges; and

3)   Dividing this amount by the number of outstanding accumulation units.

     When you make a purchase payment, we credit your contract with accumulation units relating to the variable investment options you have chosen. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day. The Accumulation Unit Values chart provided on page 31 of this prospectus gives you more detailed information about the accumulation units of the variable investment options.

     We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3.0% a year on that portion of the contract value allocated to the fixed interest-rate options.

--------------------------------------------------------------------------------

             6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE
             DISCOVERY SELECT CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.

INSURANCE CHARGES

Each day, we make a deduction for insurance charges. The insurance charges have two parts:

1) Mortality and expense risk charge

2) Administrative expense charge

1) MORTALITY AND EXPENSE RISK CHARGE

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

     The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate options.

     If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

2) ADMINISTRATIVE EXPENSE CHARGE

     This charge is for the expenses associated with the administration of the contract. The administration of the contract includes preparing and issuing the contract, establishing and maintaining of contract records, issuing confirmations and annual reports, personnel costs, legal and accounting fees, filing fees, and systems costs.

     This charge is equal, on an annual basis, to 0.15% of the daily value of the contract invested in the variable investment options, after expenses have been deducted.

ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $50,000, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The $30 charge will be deducted proportionately from each of the contract's investment options. This charge will also be deducted when you surrender your contract if your contract value is less than $50,000.

WITHDRAWAL CHARGE

During the accumulation phase, you can make withdrawals from your contract. When you make a withdrawal, money will be taken first from your purchase payments for purposes of determining withdrawal charges. When your purchase payments have been used up, then we will take the money from your earnings. You will not have to pay any withdrawal charge when you withdraw your earnings.

     The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.

     You can withdraw up to 10% of your total purchase payments each contract year without paying a withdrawal charge. This amount is referred to as the "charge-free amount." If any of the charge-free amount is not used during a contract year, it will be carried over to the next contract year. During the first seven contract years, if your withdrawal of purchase payments is more than the charge-free amount, a withdrawal charge will be applied. This charge is based on your contract date.

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             6:
DISCOVERY SELECT CONTRACT EXPENSES CONTINUED
--------------------------------------------------------------------------------

     The following table shows the percentage of withdrawal charges that would apply:

PERCENTAGE OF APPLICABLE WITHDRAWAL CHARGES
--------------------------------------------------------
           During contract year 1                     7%
           During contract year 2                     6%
           During contract year 3                     5%
           During contract year 4                     4%
           During contract year 5                     3%
           During contract year 6                     2%
           During contract year 7                     1%
           After that                                 0%

CRITICAL CARE ACCESS

We will allow you to withdraw money from the contract and waive any withdrawal and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live) there will be no charge imposed for withdrawals. Critical Care Access is not available in all states. This option is not available to the contractowner if he or she is not the annuitant.

PREMIUM TAXES

Some states and/or municipalities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract to pay them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is our current practice not to deduct these taxes until annuity payments begin. In the few states that impose a tax, the current rates range up to 5.0%. If, in the future, we are charged for additional taxes that are based on purchase payments, that charge may be passed on to contractholders.

TRANSFER FEE

You can make 12 free transfers every year. We measure a year from the date we issue your contract (contract date). If you make more than 12 transfers in a year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. The transfer fee will be deducted proportionately from all the affected investment options. The transfer fee is deducted before the MVA is calculated.

COMPANY TAXES

We will pay the taxes on the earnings of the Separate Account. We are not currently charging the Separate Account for taxes. We will periodically review the issue of charging the Separate Account for these taxes, and may impose such a charge in the future.

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             7:
HOW CAN I
             ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

O    MAKING A WITHDRAWAL (EITHER PARTIAL OR COMPLETE); OR

O    ELECTING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

YOU CAN MAKE WITHDRAWALS ONLY DURING THE ACCUMULATION PHASE

When you make a complete withdrawal, you will receive the value of your contract on the day you made the withdrawal, less any applicable charges. We will calculate the value of your contract, and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

     Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the affected investment options and interest-rate options you have selected. You will have to receive our consent to make a partial withdrawal if the requested withdrawal is less than $500.

     We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, and apply a market-value adjustment, if any, from the assets in your contract.

     INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

AUTOMATED WITHDRAWALS

We offer an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

     You can make withdrawals from any designated investment option or proportionally from all investment options. Market-value adjustments may apply. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make is $250.

     INCOME TAXES AND A 10% PENALTY TAX ON EARNINGS MAY APPLY TO AUTOMATED WITHDRAWALS AS WELL AS ANY OTHER WITHDRAWALS MADE FROM YOUR CONTRACT.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

o The New York Stock Exchange is closed (other than customary weekend and holiday closings);

o    Trading on the New York Stock Exchange is restricted;

o An emergency exists during which sales of shares of the mutual funds are not reasonable or we cannot reasonably value the accumulation units; or

o The Securities and Exchange Commission, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from the interest-rate options promptly upon request.

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             8:
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE
             DISCOVERY SELECT CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Discovery Select contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. A qualified tax adviser should be consulted for complete information and advice.

     We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

     If you assign all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, you will be treated, for tax purposes, as surrendering your contract.

     If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

     After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

PENALTY TAXES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

o    the amount is paid on or after you reach age 59-1/2 or die;

o    the amount received is attributable to your becoming disabled;

o the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and

o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

     If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59-1/2 (or before the end of the five year period beginning with the first payment and ending after you reach age 59-1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

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22

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TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by your beneficiary as those set forth above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. These elections must be made on the appropriate Pruco Life forms.

ANNUITY QUALIFICATION

DIVERSIFICATION AND INVESTOR CONTROL

In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that Pruco Life, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH

Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die on or before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

     If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

     If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person.

     If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.

CHANGES IN THE CONTRACT

We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:

o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

o    You are a nonresident alien.

o You transfer your contract to, or designate, a beneficiary who is either 37-1/2 years younger than you or a grandchild.

o    You wish additional information on withholding taxes.

CONTRACTS HELD BY TAX FAVORED PLANS

Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Sections 408(a), 408(b) and 408A of the Code. At some future time we may allow the contract to be purchased in connection with other retirement arrangements which are also entitled to favorable federal income tax treatment ("tax favored plans"). These other tax favored plans include:

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             8:
TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY
SELECT CONTRACT CONTINUED
--------------------------------------------------------------------------------

o Simplified employee pension plans ("SEPs") under Section 408(k) of the Code;

o    Saving incentive match plans for employees-IRAs ("SIMPLE-IRAs") under
     Section 408(p) of the Code; and

o    Tax-deferred annuities ("TDAs") under Section 403(b) of the Code.

     This description assumes that (i) we will be offering this to both IRA and non-IRA tax favored plans, and (ii) you have satisfied the requirements for eligibility for these products.

TYPES OF TAX FAVORED PLANS
IRAS

If you buy a contract for use as an IRA, we will provide you a copy of the prospectus, contract and a brochure containing information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if greater, the amount credited under the contract, calculated as of the valuation period that we receive this cancellation notice).

     Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution you may make to an IRA (which is generally $2,000/year). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not be able subsequently to "roll over" the contract funds into another
Section 401(a) plan or TDA (although you may be able to transfer the funds to another IRA).

     Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o    You cannot sell, assign or pledge the contract, other than to Pruco Life;

o The annual premium you pay cannot be greater than $2,000 (which does not include any rollover amounts);

o The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70-1/2; and

o Death and annuity payments must meet "minimum distribution requirements" (described below).

     Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" (described below);

o Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o    Failure to take a minimum distribution (also generally described below).

SEPS

SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

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24

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o    If you participate in a SEP, you generally do not include into income any employer contributions made to the SEP on your behalf up to the lesser of
     (a) $30,000 or (b) 15% of the employee's earned income (not including the employer contribution amount as "earned income" for these purposes);

o SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o Some SEPs for small employers permit salary deferrals (up to $10,000 in 1999) with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can be established after 1996.

     You will also be provided the same information, and have the same "free look" period, as you would have if you were purchasing the contract for a standard IRA.

SIMPLE-IRAs

SIMPLE-IRAs are another variation on the standard IRA, available to small employers (under 100 employees, on a "controlled group" basis) that do not offer other tax favored plans. SIMPLE-IRAs are also subject to the same basic IRA requirements with the following exceptions:

o Participants in a SIMPLE-IRA may contribute up to $6,000 (in 1999, indexed), as opposed to the usual $2,000 limit, and employer contributions may also be provided as either a match (up to 3% of your compensation; and

o    SIMPLE -IRAs are not subject to the SEP nondiscrimination rules.

ROTH IRAs

Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

o    Contributions to a Roth IRA cannot be deducted from your gross income;

o "Qualified distributions" (generally, held for 5 years and payable on account of death, disability, attainment of age 59-1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

o If eligible, you may make contributions to a Roth IRA after attaining age 70-1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

     Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, $2,000 less any contributions to a traditional IRA), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

TDAs

You may own TDAs generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $10,000 (1999, indexed). Further, you may roll over TDA amounts to another TDA or an IRA.

     A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of

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             8:
TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY
SELECT CONTRACT CONTINUED
--------------------------------------------------------------------------------


December 31, 1988) may be made only on account of:

o    Your attainment of age 59-1/2;

o    Your severance of employment;

o    Your death;

o    Your total and permanent disability; OR

o Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

     In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70-1/2 or retire, whichever is later.

     These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

     Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

ADDITIONAL TAX FEATURES FOR TAX
FAVORED PLANS
MINIMUM DISTRIBUTION OPTION

     If you hold the contract under an IRA or other tax favored plan, you can satisfy the IRS minimum distribution requirements described above (generally, distribution after age 70-1/2) under the contract without either annuitizing or "cash surrendering" a portion of the contract. You, as owner of the contract, can select either a "calculation" or "recalculation" method to determine the minimum distribution. We will send you a check for the minimum distribution amount, less any other partial withdrawals that you made during the year. More information on the mechanics of this calculation is available on request.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% penalty tax to the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59-1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

The Code requires a mandatory 20% federal income tax withholding for certain distributions from a TDA or qualified retirement plan, unless the distribution is an eligible rollover contribution that is "directly" rolled into another qualified plan, IRA (including the IRA variations described above) or TDA.. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

o For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

o    For all other distributions, you will be withheld at a 10% rate.

     We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do pri-

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26

--------------------------------------------------------------------------------

marily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

     Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are the Expenses Associated with the Discovery Select Contract" starting on page 19.

     Information about sales representatives and commissions may be found under "Other Information" and "Sale of the Contract and Distributor" on page 28.

     In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

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             9:
OTHER
             INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York and therefore is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to do business. Pruco Life is a wholly-owned subsidiary of The Prudential Life Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the State of New Jersey.

     Prudential is currently considering reorganizing itself onto a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the company's Board of Directors authorized management to take preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. This process could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutalize and it is possible that, after careful review, Prudential could decide not to go public.

     The plan of reorganization, which has not been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the company's subsidiaries, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractowners of Prudential's subsidiaries.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, is provided in Part III of this prospectus.

EXPERTS

The consolidated financial statements of Pruco Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, included in this Prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York, 10036.

SALE OF THE CONTRACT AND DISTRIBUTOR

Prudential Investment Management Services LLC ("PIMS"), 751 Broad Street, Newark, New Jersey 07102-3777, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Commissions for the sales of contracts are paid to Prudential representatives and to other independent broker-dealers who sell the contracts.

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28
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Registered representatives of independent broker-dealers may be paid on a different basis than those affiliated with PIMS. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not be more than 6.0% of the purchase payment.

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

     If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your financial professional.

FINANCIAL STATEMENTS

The financial statements of the Separate Account associated with Discovery Select are included in the Statement of Additional Information.

YEAR 2000 COMPLIANCE

The services provided to you as a purchaser of Discovery Select depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

     In addition, the operations of the mutual funds associated with Discovery Select could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes the Prudential's effort to address Year 2000 concerns

     To address this potential problem Prudential as the parent company of Pruco Life organized its Year 2000 efforts around the following three areas:

o    BUSINESS SYSTEMS - Computer programs directly used to support our business;

o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

o    BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

     BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

     INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently, a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

     BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services,

--------------------------------------------------------------------------------

             9:
OTHER INFORMATION CONTINUED
--------------------------------------------------------------------------------

and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business, and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contigency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

     Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Discovery Select. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Discovery Select.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with Discovery Select will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

     Most of the operations of Discovery Select involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

STATEMENT OF ADDITIONAL INFORMATION
Contents:
o    Company
o    Experts
o    Litigation
o    Legal Opinions
o    Principal Underwriter
o    Determination of Accumulation Unit Values
o    Performance Information
o    Comparative Performance Information
o    Further Information about the Death Benefit
o    Financial Information

--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES
------------------------------------------------------------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                 ACCUMULATION UNIT VALUE     ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                                 AT BEGINNING OF PERIOD         AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.03731                    $1.06033                    6,007,104
           1/1/97 to 12/31/97                           $1.06033                    $1.13525                   83,725,723
           1/1/98 to 12/31/98                           $1.13525                    $1.19977                  279,253,272
PRUDENTIAL EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.13494                    $1.23339                    2,784,921
           1/1/97 to 12/31/97                           $1.23339                    $1.66167                   99,533,257
           1/1/98 to 12/31/98                           $1.66167                    $1.59960                  254,746,617
PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.13479                    $1.20807                    8,287,181
           1/1/97 to 12/31/97                           $1.20807                    $1.48518                  134,944,417
           1/1/98 to 12/31/98                           $1.48518                    $1.60144                  280,479,415
PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.14330                    $1.19505                    1,375,156
           1/1/97 to 12/31/97                           $1.19505                    $1.26079                   18,580,228
           1/1/98 to 12/31/98                           $1.26079                    $1.55516                   34,899,069
PRUDENTIAL HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.11250                    $1.12263                    8,231,178
           1/1/97 to 12/31/97                           $1.12263                    $1.25972                   84,952,656
           1/1/98 to 12/31/98                           $1.25972                    $1.21296                  227,901,703
PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.03576                    $1.04505                   16,621,393
           1/1/97 to 12/31/97                           $1.04505                    $1.08688                   80,833,415
           1/1/98 to 12/31/98                           $1.08688                    $1.12985                  196,092,083
PRUDENTIAL JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.12169                    $1.13943                    4,882,616
           1/1/97 to 12/31/97                           $1.13943                    $1.48006                   72,354,119
           1/1/98 to 12/31/98                           $1.48006                    $2.00651                  209,542,146
PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           9/1/98* to 12/31/98                          $1.02621                    $1.25353                    6,947,511
PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.07837                    $1.13652                    7,481,300
           1/1/97 to 12/31/97                           $1.13652                    $1.48876                  115,667,746
           1/1/98 to 12/31/98                           $1.48876                    $1.88540                  261,786,090
AIM VI GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.00065                    $1.03757                    3,408,550
           1/1/97 to 12/31/97                           $1.03757                    $1.28644                   32,365,952
           1/1/98 to 12/31/98                           $1.28644                    $1.61976                   59,407,686
AIM VI VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                         $1.00223                    $1.04935                    4,033,864
           1/1/97 to 12/31/97                           $1.04935                    $1.27997                   37,009,785
           1/1/98 to 12/31/98                           $1.27997                    $1.67125                   70,530,542
AMERICAN CENTURY VP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
           9/1/98* to 12/31/98                          $1.02098                    $1.17305                    3,082,973
                                                                                              THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------

                                                     ACCUMULATION UNIT VALUE  ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                                     AT BEGINNING OF PERIOD      AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
JANUS ASPEN SERIES GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                             $1.00191                 $1.00830                    5,459,309
           1/1/97 to 12/31/97                               $1.00830                 $1.22056                   40,236,135
           1/1/98 to 12/31/98                               $1.22056                 $1.63278                   70,344,877
JANUS ASPEN SERIES INTN'L GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                             $1.00130                 $1.05349                    5,902,196
           1/1/97 to 12/31/97                               $1.05349                 $1.23121                   63,737,492
           1/1/98 to 12/31/98                               $1.23121                 $1.42337                   95,669,051
MFS EMERGING GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                             $1.00860                 $0.95812                    5,755,823
           1/1/97 to 12/31/97                               $0.95812                 $1.15186                   44,342,700
           1/1/98 to 12/31/98                               $1.15186                 $1.52386                   96,930,075
MFS RESEARCH SERIES
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                             $1.00228                 $1.02610                    2,727,174
           1/1/97 to 12/31/97                               $1.02610                 $1.21695                   31,409,623
           1/1/98 to 12/31/98                               $1.21695                 $1.48048                   50,551,268
OCC ACCUMULATION TRUST MANAGED PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                             $0.99909                 $1.05185                    8,643,614
           1/1/97 to 12/31/97                               $1.05185                 $1.26868                  144,784,302
           1/1/98 to 12/31/98                               $1.26868                 $1.34022                  302,639,179
OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                             $0.99623                 $1.05106                    2,345,893
           1/1/97 to 12/31/97                               $1.05106                 $1.26710                   36,276,987
           1/1/98 to 12/31/98                               $1.26710                 $1.13668                   68,479,356
TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND - CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
           9/1/98* to 12/31/98                              $1.00945                 $1.24477                    2,820,341
T. ROWE PRICE EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                             $0.99996                 $1.04885                    6,578,342
           1/1/97 to 12/31/97                               $1.04885                 $1.33212                   65,481,114
           1/1/98 to 12/31/98                               $1.33212                 $1.43277                  110,131,073
T. ROWE PRICE INTN'L SERIES - INTN'L STOCK PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                             $1.00159                 $1.03988                    2,951,074
           1/1/97 to 12/31/97                               $1.03988                 $1.05690                   22,039,049
           1/1/98 to 12/31/98                               $1.05690                 $1.20747                   29,923,449
WARBURG PINCUS TRUST POST-VENTURE CAPITAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           10/7/96* to 12/31/97                             $1.00587                 $0.95745                    1,786,115
           1/1/97 to 12/31/97                               $0.95745                 $1.07018                   11,039,843
           1/1/98 to 12/31/98                               $1.07018                 $1.12410                   18,649,002

                                                                                                         * Commencement of Business

--------------------------------------------------------------------------------

MARKET-VALUE
             ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

WITH RESPECT TO RESIDENTS OF STATES, OTHER THAN PENNSYLVANIA, IN WHICH DISCOVERY SELECT IS BEING OFFERED. WITH RESPECT TO RESIDENTS OF PENNSYLVANIA, SEE PAGE 35.

THE ADJUSTMENT INVOLVES THREE AMOUNTS

     The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

1)   The number of whole months remaining in the existing interest rate period.

2)   The guaranteed interest rate.

3) The interest rate that Pruco Life declares for a duration of one year longer than the number of whole years remaining on the existing cell being withdrawn from.

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:
(M/12) X (R-C)

     NOT TO EXCEED +0.40 OR BE LESS THAN -0.40; WHERE,

--------------------------------------------------------------------------------

M = the number of whole months (not to be less than one) remaining in the interest-rate period.

R = the Contract's guaranteed interest-rate expressed as a decimal. Thus 6.2% is converted to 0.062.

C = the interest-rate, expressed as a decimal, that Pruco Life declares for a duration equal to the number of whole years remaining in the present interest-rate period, plus 1 year as of the date the request for a withdrawal or transaction is received.

--------------------------------------------------------------------------------

The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment.

STEP BY STEP

THE STEPS BELOW EXPLAIN HOW A MARKET-VALUE ADJUSTMENT IS CALCULATED.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Divide the interest rate Pruco Life declares on the date the request for withdrawal or transfer is received for a duration of years equal to the whole number of years determined in Step 1, plus 1 additional year. Subtract this interest rate from the guaranteed interest rate. The result could be negative.

STEP 3: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 4: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

STEP 5: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the Market-Value Adjustment is negative, the interest cell will go down in value.

     DEPENDING UPON WHEN THE WITHDRAWAL REQUEST IS MADE, A WITHDRAWAL CHARGE MAY APPLY.

     THE FOLLOWING EXAMPLE WILL ILLUSTRATE THE APPLICATION OF A MARKET-VALUE ADJUSTMENT AND THE DETERMINATION OF THE WITHDRAWAL CHARGE:

SUPPOSE A CONTRACTOWNER MADE TWO INVESTED PURCHASE PAYMENTS, THE FIRST IN THE AMOUNT OF $10,000 ON DECEMBER 1 1995, ALL OF WHICH WAS ALLOCATED TO THE EQUITY SUBACCOUNT, AND THE SECOND IN THE AMOUNT OF $5,000 ON OCTOBER 1 1997, ALL OF WHICH WAS ALLOCATED TO THE MVA OPTION WITH A GUARANTEED INTEREST RATE OF 8% (0.08) FOR 7 YEARS. A REQUEST FOR WITHDRAWAL OF $8,500 IS MADE ON FEBRUARY 1, 2000 (THE CONTRACT OWNER DOES NOT PROVIDE ANY WITHDRAWAL INSTRUCTIONS). ON THAT DATE THE AMOUNT IN THE EQUITY SUBACCOUNT IS EQUAL TO $12,000 AND THE AMOUNT IN THE INTEREST CELL WITH A MATURITY DATE OF SEPTEMBER 30, 2004 IS $5,985.23, SO THAT THE CONTRACT FUND ON THAT DATE IS EQUAL TO $17,985.23.

     ON FEBRUARY 1, 2000, THE INTEREST RATES DECLARED BY PRUCO LIFE FOR THE DURATION OF 5 YEARS (4 WHOLE YEARS REMAINING UNTIL SEPTEMBER 30, 2004, PLUS 1
YEAR) IS 11%.

--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED

--------------------------------------------------------------------------------

THE FOLLOWING COMPUTATIONS WOULD BE MADE:

1) Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2) Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

     DATE                    PAYMENT                   FREE
     --------------------------------------------------------
     12/1/95                 $10,000                   $1,000
     12/1/96                                           $2,000
     10/1/97                  $5,000                   $2,500
     12/1/97                                           $4,000
     12/1/98                                           $5,500
     12/1/99                                           $7,000

     The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3) Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.
     ------------------------------------------
      $8,500.00    REQUESTED WITHDRAWAL AMOUNT
     -$7,000.00    CHARGE-FREE
     ------------------------------------------
      $1,500.00    ADDITIONAL AMOUNT NEEDED TO
                   COMPLETE WITHDRAWAL

     The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.
     ----------------------------------------------
     $1,500.00 / (1-.03) =
     $1,500.00 / 0.97 = $1,546.39 GROSSED-UP AMOUNT

     Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.
     ------------------------------------
     $1,546.39    GROSSED-UP AMOUNT
     X     .03    WITHDRAWAL CHARGE RATE
     ------------------------------------
        $46.39    WITHDRAWAL CHARGE

4) The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interest-rate that would be offered for an interest cell with a duration of the remaining whole years plus 1), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2004, divided by 12) or -0.13750. Thus, there will be a negative Market-Value Adjustment of 14% of the amount in the interest cell that is subject to the adjustment.
     ---------------------------------------
          -0.13750 X $5,985.23 =
        -822.97    NEGATIVE MVA
      $5,985.23    UNADJUSTED VALUE
     ---------------------------------------
      $5,162.26    ADJUSTED VALUE
     $12,000.00    EQUITY VALUE
     ---------------------------------------
     $17,162.26    ADJUSTED CONTRACT FUND

5) The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market-Value Adjustments, if any, associated with the MVA option.
     --------------------------------------------
     EQUITY
     ($12,000/$17,162.26) X $8,546.39 = $5,975.71
     --------------------------------------------
     7-YR MVA
     ($5,162.26/$17,162.26) x $8,546.39=$2,570.68
                                        ---------
                                        $8,546.39

6) The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market-Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 8% will continue to be credited until September 30, 2004 or a subsequent withdrawal. That amount is $3,004.73.

--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA
WITH RESPECT TO RESIDENTS OF PENNSYLVANIA ONLY.

THE ADJUSTMENT INVOLVES THREE AMOUNTS

The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

1)   The number of whole months remaining in the existing interest rate period.

2)   The guaranteed interest rate.

3) The interpolated value of the interest rates that Pruco Life declares for the number of whole years remaining and the duration 1 year longer than the number of whole years remaining in the existing interest rate period.

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:
(M/12) X (R-C)

     NOT TO EXCEED +0.40 OR BE LESS THAN -0.40;WHERE,

--------------------------------------------------------------------------------

M = the number of whole months (not to be less than one) remaining in the interest-rate period.

R = the Contract's guaranteed interest-rate expressed as a decimal. Thus 6.2% is converted to 0.062.

C = the interpolated value of the interest rates, expressed as a decimal, that Pruco Life declares for the number of whole years remaining and the duration 1 year longer than the number of whole years remaining as of the date the request for a withdrawal or transfer is received or m/365 x (n+1) year rate + (365-m)/365 x n year rate, where "n" equals years and "m" equals days remaining in year "n" of the existing interest rate period.

--------------------------------------------------------------------------------

The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment.

STEP BY STEP

THE STEPS BELOW EXPLAIN HOW A MARKET-VALUE ADJUSTMENT IS CALCULATED.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Interpolate the interest rates Pruco Life declares on the date the request for withdrawal or transfer is received for the duration of years equal to the whole number of years determined in Step 1, plus the whole number of years plus 1 additional year.

STEP 3: Subtract this interpolated interest rate from the guaranteed interest rate. The result could be negative.

STEP 4: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 5: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

STEP 6: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the Market-Value Adjustment is negative, the interest cell will go down in value.

     DEPENDING UPON WHEN THE WITHDRAWAL REQUEST IS MADE, A WITHDRAWAL CHARGE MAY APPLY.

     THE FOLLOWING EXAMPLE WILL ILLUSTRATE THE APPLICATION OF A MARKET-VALUE ADJUSTMENT AND THE DETERMINATION OF THE WITHDRAWAL CHARGE.

SUPPOSE A CONTRACTOWNER MADE TWO INVESTED PURCHASE PAYMENTS, THE FIRST IN THE AMOUNT OF $10,000 ON DECEMBER 1 1995, ALL OF WHICH WAS ALLOCATED TO THE EQUITY SUBACCOUNT, AND THE SECOND IN THE AMOUNT OF $5,000 ON OCTOBER 1 1997, ALL OF WHICH WAS ALLOCATED TO THE MVA OPTION WITH A GUARANTEED INTEREST RATE OF 8% (0.08) FOR 7 YEARS. A REQUEST FOR WITHDRAWAL OF $8,500 IS MADE ON FEBRUARY 1, 2000 (THE CONTRACT OWNER DOES NOT PROVIDE ANY WITHDRAWAL INSTRUCTIONS). ON THAT DATE THE AMOUNT IN THE EQUITY SUBACCOUNT IS EQUAL TO $12,000 AND THE AMOUNT IN THE INTEREST CELL WITH A MATURITY DATE OF SEPTEMBER 30, 2004 IS $5,985.23, SO THAT THE CONTRACT FUND ON THAT DATE IS EQUAL TO $17,985.23.

     ON FEBRUARY 1, 2000, THE INTEREST RATES DECLARED BY PRUCO LIFE FOR THE DURATION'S 4 AND 5 YEARS (4 WHOLE YEARS REMAINING UNTIL SEPTEMBER 30, 2004, PLUS 1 YEAR) ARE 10.8% AND 11.4%, RESPECTIVELY.

--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

THE FOLLOWING COMPUTATIONS WOULD BE MADE:

1) Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2) Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

     DATE                    PAYMENT                   FREE
     --------------------------------------------------------
     12/1/95                 $10,000                   $1,000
     12/1/96                                           $2,000
     10/1/97                  $5,000                   $2,500
     12/1/97                                           $4,000
     12/1/98                                           $5,500
     12/1/99                                           $7,000

     The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3) Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.
     -----------------------------------------
      $8,500.00    REQUESTED WITHDRAWAL AMOUNT
     -$7,000.00    CHARGE-FREE
     -----------------------------------------
      $1,500.00    ADDITIONAL AMOUNT NEEDED TO
                   COMPLETE WITHDRAWAL

     The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.
     ----------------------------------------------
     $1,500.00 / (1-.03) =
     $1,500.00 / 0.97 = $1,546.39 GROSSED-UP AMOUNT

     Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.
     -----------------------------------
     $1,546.39    GROSSED-UP AMOUNT
     X     .03    WITHDRAWAL CHARGE RATE
        $46.39    WITHDRAWAL CHARGE

4) The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interpolated value for the interest rates that would be offered for interest cells with durations of whole years remaining and whole year plus 1 remaining in the existing interest rate period), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2004, divided by 12) or -0.13750. Thus, there will be a negative Market-Value Adjustment of approximately 14% of the amount in the interest cell that is subject to the adjustment.
     -----------------------------------
          -0.13750 x $5,985.23 =
     -----------------------------------
        -822.97    NEGATIVE MVA
      $5,985.23    UNADJUSTED VALUE
     -----------------------------------
      $5,162.26    ADJUSTED VALUE
     $12,000.00    EQUITY VALUE
     -----------------------------------
     $17,162.26    ADJUSTED CONTRACT FUND

5) The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market-Value Adjustments, if any, associated with the MVA option.
     --------------------------------------------
     EQUITY
     ($12,000/$17,162.26) X $8,546.39 = $5,975.71
     --------------------------------------------
     7-YR MVA
     ($5,162.26/$17,162.26) x $8,546.39=$2,570.68
                                        ---------
                                        $8,546.39

6) The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market-Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 8% will continue to be credited until September 30, 2004 or a subsequent withdrawal. That amount is $3,004.73.

--------------------------------------------------------------------------------

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

                      FURTHER INFORMATION ABOUT PRUCO LIFE

     This section provides further information about Pruco Life. Presented first is selected financial data followed by a discussion of Pruco Life's overall business status. We have also provided a listing of Pruco Life's officers and directors as well as a complete set of audited financial statements.


SELECTED FINANCIAL DATA

                                                                    Pruco Life Insurance Company and Subsidiaries
                                                                           For the Years Ended December 31,
                                                                           --------------------------------
                                                                                    (In Thousands)

                                                       1998             1997             1996            1995             1994
                                                    -----------      -----------      -----------      -----------      -----------
Revenues
 Premiums and other revenue ..................      $   463,453      $   413,589      $   397,319      $   388,087      $   344,701
 Realized investment gains, net ..............           44,841           10,974           10,835           13,200          (41,074)
 Net investment income .......................          261,430          259,634          247,328          246,618          241,132
                                                    -------------------------------------------------------------------------------

Total revenues ...............................          769,724          684,197          655,482          647,905          544,759

Benefits and expenses
 Current and future benefits and claims ......          305,462          290,234          305,119          280,913          235,660
 Other expenses ..............................          228,067          225,721          122,006          134,790          179,173
                                                    -------------------------------------------------------------------------------

Total benefits and expenses ..................          533,529          515,955          427,125          415,703          414,833
                                                    -------------------------------------------------------------------------------

Income before income tax provision ...........          236,195          168,242          228,357          232,202          129,926

Income tax provision .........................           84,233           61,868           79,135           79,558           48,031
                                                    -------------------------------------------------------------------------------

Net income ...................................      $   151,962      $   106,374      $   149,222      $   152,644      $    81,895
                                                    ===============================================================================

Total assets at period end ...................      $16,812,781      $12,851,467      $ 9,710,366      $ 8,471,638      $ 7,713,183
                                                    ===============================================================================

Separate Account liabilities .................      $11,490,751      $ 7,948,788      $ 5,277,454      $ 4,263,896      $ 3,493,932
                                                    ===============================================================================

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION
                           AND RESULTS OF OPERATIONS.

The following analysis should be read in conjunction with the notes to Consolidated Financial Statements.

The Company markets individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program primarily through Prudential's sales force in the United States and markets individual life insurance through its branch office in Taiwan.

The Company markets its products in the life insurance and annuity sectors of the insurance industry. These markets are subject to regulatory oversight with particular emphasis placed on company solvency and sales practices. These markets are also subject to increasing competitive pressure as the legal barriers which have historically segregated the markets of the financial services industry are being challenged through both legislative and judicial processes. Regulatory changes have opened the insurance industry to competition from other financial institutions, particularly banks and mutual funds that are positioned to deliver competing investment products through large, stable distribution channels.

The Company had $16.8 billion in assets at December 31, 1998 compared to $12.9 billion at December 31, 1997, of which $11.5 billion and $7.9 billion were held in Separate Accounts in 1998 and 1997, respectively, under variable life insurance policies and variable annuity contracts. The remaining assets consisted primarily of general account investments in bonds, policy loans and short-term investments.

1. RESULTS OF OPERATIONS

Net income for the year ended December 31, 1998 was $152.0 million, an increase of $45.6 million or 42.9% from $106.4 million earned in the year ended December 31, 1997. Net income for the year ended December 31, 1996 was $149.2 million.

(a) 1998 versus 1997

Total insurance revenues, consisting of premiums and policy charges and fee income, increased $42.4 million for the year ended December 31, 1998 to $422.2 million from $379.8 million for the year ended December 31, 1997. In response to customer needs and market trends, the Company markets a product portfolio utilizing advice-based strategy including highly selective product offerings from other investment advisors. The Discovery Select Variable Annuity was a successful new product which generated significant sales. The Company also introduced a new variable universal life (VUL) insurance product, which provides an option to the customer to select proprietary or non-proprietary mutual fund investments. Strong securities market conditions contributed to appreciation in Separate Account asset values. Favorable market conditions also provided a stimulus to investors to purchase mutual fund shares and annuities, including VUL and Discovery Select products, which further contributed to growth in assets under management and consequently on fees earned. In addition, the Company's Taiwan branch generated continued growth in premiums for traditional insurance products.

The Company's consolidated net investment income increased $1.8 million for the year ended December 31, 1998 to $261.4 from $259.6 million for the year ended December 31, 1997. Consolidated net realized investment gains increased $33.8 million for the year ended December 31, 1998 to $44.8 from $11.0 million for the year ended December 31, 1997. Please refer to the section below titled "Investment Portfolio and Investment Strategies" for a discussion of investment income and net realized investment gains by asset type.

Other income increased $7.5 million for the year ended December 31, 1998 to $41.3 million from $33.8 million for the year ended December 31, 1997. The portfolio of mutual fund investments related to the Company's Separate Account products are known as The Prudential Series Fund. The Company receives an allocated portion of investment management fees that Prudential earns from The Prudential Series Fund and records these fees in "Other income."

Policyholders' benefits increased $7.1 million for the year ended December 31, 1998 to $186.5 million from $179.4 million for the year ended December 31, 1997. This change is attributable to an increase in death claims in absolute amount and as a percentage of mean amount of insurance in force reflecting the overall aging of the business in force.

Interest credited to policyholders' account balances increased by $8.1 million for the year ended December 31, 1998 to $118.9 million from $110.8 million for the year ended December 31, 1997. Accounting for more than

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

half of this year's increase is the introduction of a new non-participating guaranteed investment contract (GIC) product, Prudential Credit Enhanced (PACE), early in 1998. The remaining increase is attributable to the rise in policyholder account balances as well as increased interest credited pertaining to policy loans, partially offset by declining interest crediting rates for interest-sensitive life contracts.

Other operating costs and expenses increased $2.4 million for the year ended December 31, 1998 to $228.1 million compared to $225.7 million for the year ended December 31, 1997. Increased sales activity of Discovery Select and the new VUL product noted above resulted in a corresponding increase in expenses. In addition to the increased sales volume, the Parent company's allocation methodology for expenses billed to Pruco Life in 1998 changed, resulting in increased expenses allocated to the Company. Offsetting this increase was a 1997 refinement of estimated gross profit margins which led to an overall decrease in deferred policy acquisition costs (DAC) amortization relative to 1997.

INVESTMENT PORTFOLIO AND INVESTMENT STRATEGIES

The Company's investment portfolio supports its insurance and annuity liabilities and other obligations to customers for which it assumes investment related risks. The portfolio was comprised of total investments amounting to $4.2 billion at December 31, 1998, versus $3.9 billion at December 31, 1997. A diversified portfolio of publicly traded bonds, private placements, commercial mortgages and equity investments is managed under strategies intended to maintain optimal asset mix consistent with current and anticipated cash flow requirements of the related obligations.

The asset management strategy for the portfolio is in accordance with an investment policy statement developed and coordinated within the Company by the Portfolio Management Group, agreed to by senior management, and approved by the Board of Directors. In managing the investment portfolio, the long term objective is to generate favorable investment results through asset-liability management, strategic and tactical asset allocation and asset manager selection. Asset mix strategies are constrained by the need to match asset structure to product liabilities, considering the underlying income and return characteristics of investment alternatives and seeking to closely approximate the interest rate sensitivity of the asset portfolio with the estimated interest rate sensitivity of the product liabilities. Asset mix strategies also include maintenance of broad diversification across asset classes, issuers and sectors; effective utilization of capital while maintaining liquidity believed to be adequate to satisfy cash flow requirements; and achievement of competitive performance. The major categories of invested assets, quality across the portfolio, and recent activities to manage the portfolio are discussed below.

FIXED MATURITIES

The fixed maturity portfolio is diversified across maturities, sectors and issuers. As of December 31, 1998 and 1997, the Company has classified all publicly traded securities and 63% and 52%, respectively, of privately traded securities as "available for sale" with the remainder of the privately placed fixed maturities as "held to maturity. The estimated fair value of fixed maturities totaled $3.2 billion, an increase of $271.9 million compared to December 31, 1997. This increase is primarily attributable to the new product, PACE.

                                                               1998                                        1997
                                               --------------------------------------    -----------------------------------------
                                                                              NET                                           NET
                                                AMORTIZED    ESTIMATED     UNREALIZED     AMORTIZED      ESTIMATED      UNREALIZED
                                                  COST       FAIR VALUE      GAINS          COST         FAIR VALUE        GAINS
                                               ----------    ----------    ----------     ----------     ----------     ----------
                                                                                (In Thousands)
FIXED MATURITIES - AVAILABLE FOR SALE
Publicly traded ...........................    $2,040,592    $2,054,807    $   14,215     $2,157,525     $2,187,405     $   29,880
Privately traded ..........................       698,062       709,119        11,057        369,029        376,447          7,418
Total Fixed maturities - available for sale     2,738,654     2,763,926        25,272      2,526,554      2,563,852         37,298
                                               ----------    ----------    ----------     ----------     ----------     ----------

FIXED MATURITIES - HELD TO MATURITY
Privately traded ..........................       410,558       421,845        11,287        338,848        350,056         11,208
                                               ----------    ----------    ----------     ----------     ----------     ----------

TOTAL .....................................    $3,149,212    $3,185,771    $   36,559     $2,865,046     $2,913,908     $   48,506
                                               ==========    ==========    ==========     ==========     ==========     ==========

At December 31, 1998, the net unrealized capital gains on the "available for sale" fixed maturity portfolio totaled $25.3 million compared to $37.3 million at December 31, 1997. The decrease in the net unrealized gain

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

position is primarily due to the effect of a higher level of sales activity, offset in part by the effect of lower interest rates.

Based on estimated fair value, the Company's holdings of private placement fixed maturities constituted 35% and 25% of total fixed maturities at December 31, 1998 and 1997, respectively. These investments generally offer higher yields than comparable quality public market securities, increase the diversification of the portfolio, and contain tighter covenant protection than public securities.

Gross investment income from fixed maturities increased by $17.2 million from 1997 to 1998 as a result growth in invested assets, including the addition of the PACE product. Realized gains increased by $20.0 million from 1997 primarily due to the sale of fixed maturities during a period of declining interest rates. The table below summarizes fixed maturity investment results:

                                              YEAR ENDED DECEMBER 31,
                                        ---------------------------------
                                            1998                  1997
                                        -------------         -----------
                                                  (In Thousands)

       Gross investment income........     $205,312              $188,076

       Yield (1)......................         7.08%                7.35%

       Realized capital gains.........     $ 29,817             $  9,860


(1) Yields are determined by dividing gross investment income by the average of quarter-end asset carrying values, excluding unrealized gains and losses, less one-half of gross investment income.

CREDIT QUALITY

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency:

                                                           DECEMBER 31, 1998
                                   --------------------------------------------------------------------
                                                                           ESTIMATED
NAIC        STANDARD & POOR'S         AMORTIZED COST         %            FAIR VALUE             %
---------------------------------- -------------------------------   ----------------------------------
                                                              (In Thousands)
 1       AAA to AA-                    $  1,375,371        43.7          $  1,398,678          43.9
 2       BBB+ to BBB-                     1,436,820        45.6             1,449,073          45.5
 3       BB+ to BB-                         240,379         7.6               244,932           7.7
 4       B+ to B-                            68,620         2.2                66,763           2.1
 5       CCC or lower                        27,552          .9                26,061            .8
 6       In or near default                     470          --                   264            --
                                       ------------                      ------------

                            TOTAL      $  3,149,212                      $  3,185,771
                                       ============                      ============


                                                                 DECEMBER 31, 1997
                                      ---------------------------------------------------------------------
                                                                                  ESTIMATED
NAIC        STANDARD & POOR'S            AMORTIZED COST           %              FAIR VALUE             %
----------------------------------    -----------------------------------   -------------------------------
                                                                     (In Thousands)
 1       AAA to AA-                       $  1,507,219           52.6           $  1,529,620           52.5
 2       BBB+ to BBB-                        1,175,684           41.0              1,194,461           41.0
 3       BB+ to BB-                            100,676            3.5                104,557            3.6
 4       B+ to B-                               75,849            2.7                 78,953            2.7
 5       CCC or lower                            5,943             .2                  6,288             .2
 6       In or near default                         31             --                     29             --
                                          ------------                          ------------

                            TOTAL         $  2,865,402                          $  2,913,908
                                          ============                          ============

The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 89% and 94% of the portfolio at December 31, 1998 and 1997, respectively, based on estimated fair value. As of both of those dates, less than 1% of the fixed maturities portfolio was rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. At December 31, 1998 management identified $264 thousand of fixed maturity investments as problem or potential problem. An immaterial amount of problem or potential problem fixed maturities were identified in 1997.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

PORTFOLIO DIVERSITY

The fixed maturity portfolio is broadly diversified by type and industry of issuer. The greatest industry concentrations within the public portfolio were finance, utilities, and manufacturing. The greatest concentrations within the private portfolio were asset backed securities and within the service and manufacturing industries. The total portfolio is summarized below by issuer category:

                                            DECEMBER 31, 1998             DECEMBER 31, 1997
                                        -------------------------     -------------------------
                                         AMORTIZED      ESTIMATED      AMORTIZED      ESTIMATED
                                           COST        FAIR VALUE        COST        FAIR VALUE
                                        ----------     ----------     ----------     ----------
                                                              (In Thousands)
United States government securities
     and obligations ..............     $  110,294     $  110,839     $  177,334     $  178,536
Mortgage backed securities ........          2,257          2,411          3,116          3,260
Asset backed securities (1) .......        442,272        445,518        320,554        323,744
Manufacturing .....................        585,680        589,775        401,291        409,856
Utilities .........................        469,343        478,262        397,374        406,790
Retail and wholesale ..............        166,979        168,837         97,333         99,993
Energy ............................          6,429          6,648          1,473          1,599
Finance ...........................        545,760        550,291        818,532        826,767
Services ..........................        584,495        594,240        430,827        441,775
Transportation ....................        148,999        151,091        122,056        124,807
Other .............................         86,704         87,859         95,156         96,345
                                        ----------     ----------     ----------     ----------
TOTAL .............................     $3,149,212     $3,185,771     $2,865,046     $2,913,472
                                        ==========     ==========     ==========     ==========

(1) Asset backed securities are primarily backed by credit card receivables, home equity loans, trade receivables and auto loans.

SHORT-TERM INVESTMENTS

Short-term investments include highly liquid debt instruments such as commercial paper which are purchased with an original maturity of twelve months or less. These securities are carried at amortized cost, which approximates fair value. As of December 31, 1998, the Company's short-term investments totaled $240.7 million, a decrease of $75.7 million compared to $316.4 million at December 31, 1997. The decrease in short-term investments was primarily due to decreased securities lending activity, resulting in lower cash collateral held and invested in short-term instruments, coupled with a strategic decision to hold less short-term investments. While income remained relatively unchanged, the short-term yield decreased 175 basis points primarily due to lower average interest rates. Investment expenses increased by $10.0 million primarily as a result of 1998 including a full year's worth of securities lending activity versus one quarters worth in 1997.

The table below presents summary data with respect to the Company's short-term investment positions:

                                               YEAR ENDED DECEMBER 31,
                                          -----------------------------------
                                              1998                  1997
                                          -------------         -------------
                                                    (In Thousands)

   Carrying amount at end of period.....  $    240,727          $    316,355

   Net investment income................  $     13,347          $     19,511

   Yield (1)............................          3.67%                 5.42%

(1) Yields are determined by dividing net investment income by the average of quarter-end asset carrying values, less one-half of net investment income.

DERIVATIVES

At the end of 1997 The Company began using derivatives, primarily futures contracts, to hedge interest-rate risk related to the insurance and annuity liabilities. During 1998 $12.4 million of gains were realized from derivatives. The gains are reported in "Realized investment gains, net."

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

(b) 1997 versus 1996

Total insurance revenues, consisting of premiums and policy charges and fee income, increased $3.3 million for the year ended December 31, 1997 to $379.8 million from $376.5 million for the year ended December 31, 1996. This increase in insurance revenues consists of an increase of $5.3 million in policy charges and fee income partially offset by a decrease in premiums of $2.0 million. These fluctuations are due to an increased emphasis in the domestic market place on retirement type investment products rather than life insurance protection products. Lower domestic premiums were partially offset by an increase in premiums for traditional insurance products generated from the Company's Taiwan branch.

The Company's consolidated net investment income increased $12.3 million for the year ended December 31, 1997 to $259.6 from $247.3 million for the year ended December 31, 1996. Increase in cash flows from insurance operations and average assets as well as the asset allocation strategies, produced favorable investment results in 1997. Fixed maturity income increased in 1997 due to higher investment returns as a result of a shift to higher yielding securities. Income from short term investments increased because of higher fixed maturity assets available to lend to third parties as part of the Company's securities lending program. Offsetting these increases was a decline in income on the mortgage loan portfolio, a result of declining asset base.

Other income increased $13.0 million for the year ended December 31, 1997 to $33.8 million from $20.8 million for the year ended December 31, 1996. This increase is due to a higher level of advisory fees attributable to the Discovery Preferred and Discovery Select Separate Account products.

Policyholders' benefits decreased $7.5 million for the year ended December 31, 1997 to $179.4 million from $186.9 million for the year ended December 31, 1996. This decrease is attributable to better mortality experience associated with the Company's products.

Interest credited to policyholders' account balances decreased by $7.4 million for the year ended December 31, 1997 to $110.8 million from $118.2 million for the year ended December 31, 1996. This decrease is primarily attributable to a decrease in interest crediting rates, partially offset by increased fund values due to new sales of Separate Account products.

Other operating costs and expenses increased $103.7 million for the year ended December 31, 1997 to $225.7 million compared to $122.0 million for the year ended December 31, 1996. The increase reflects factors including the refinement of estimated gross profit margins used to amortize DAC. Favorable mortality experience and reduction in cost of insurance charges contributed to a change in net amortization. Favorable sales in 1997 were a partial offset. Also, increased operating costs resulted from higher sales activity of Discovery Select and Discovery Preferred annuity products, and technological advancements made in annuity processing, customer service, and product development.

2. LIQUIDITY AND CAPITAL RESOURCES

The Company's liquidity requirements include the payment of sales commissions and other underwriting expenses and the funding of its contractual obligations for the life insurance and annuity contracts it has in-force. The Company has developed and utilizes a cash flow projection system and regularly performs asset/liability duration matching in the management of its asset and liability portfolios. The Company anticipates funding all its cash requirements utilizing cash from operations, normal investment maturities and anticipated calls and repayments or through short term borrowing from its affiliate Prudential Funding Corporation (see Related Party Transactions). As of December 31, 1998, the Company's assets included $1.9 billion of cash, short-term investments and investment grade publicly traded fixed maturity securities that could be liquidated if funds were required.

In order to continue to market life insurance and annuity products, the Company must meet or exceed the statutory capital and surplus requirements of the insurance departments of the states in which it conducts business. Statutory accounting practices differ from generally accepted accounting principles ("GAAP") in two major respects. First, under statutory accounting practices, the acquisition costs of new business are charged to expense, while under GAAP they are initially deferred and amortized over a period of time. Second, under statutory accounting practices, the required additions to statutory reserves for new business in some cases may initially exceed the statutory revenues attributable to such business. These practices result in a reduction of statutory income and surplus at the time of recording new business.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

Insurance companies are subject to Risk-Based Capital (RBC) guidelines, monitored by insurance regulatory authorities, that measure the ratio of the Company's statutory equity with certain adjustments ("Adjusted Capital") to its required capital, based on the risk characteristics of its insurance liabilities and investments. Required capital is determined by statutory formulae that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risks, and general business risks. The RBC calculations are intended to assist regulators in measuring the adequacy of the Company's statutory capitalization.

The Company considers RBC implications in its asset/liability management strategies. Each year, the Company conducts a thorough review of the adequacy of statutory insurance reserves and other actuarial liabilities. The review is performed to ensure that the Company's statutory reserves are computed in accordance with accepted actuarial standards, reflect all contractual obligations, meet the requirements of state laws and regulations and include adequate provisions for any other actuarial liabilities that need to be established. All significant reserve changes are reviewed by the Board of Directors and are subject to approval by the Arizona Department of Banking and Insurance. The Company believes that its statutory capital is adequate for its currently anticipated levels of risk as measured by regulatory guidelines.

The National Association of Insurance Commissioners recently approved a series of codified statutory accounting standards for consideration by the various state regulators. Certain of the proposed standards, if adopted by insurance regulatory authorities, could have an impact on the measurement of statutory capital which, in turn, could affect RBC ratios of insurance companies. At the present time, the Company cannot estimate the potential impact of these proposed standards on its RBC position.

3. REGULATORY ENVIRONMENT

The Company is subject to the laws of the State of Arizona and to the regulations of the Department of Insurance of the State of Arizona and the New Jersey Department of Banking and Insurance (the "Insurance Departments"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Departments each year covering the Company's operations for the preceding year and its financial position as of the end of that year. Regulation by the Insurance Departments includes periodic examinations to verify the accuracy of contract liabilities and reserves. The Company's books and accounts are subject to review by the Insurance Departments at all times. A full examination of the Company's operations is conducted periodically by the Insurance Departments and under the auspices of the NAIC.

The Company is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company is required to file the Annual Statement with supervisory agencies in each of the jurisdictions in which it does business, and its operations and accounts are subject to examination by these agencies at regular intervals.

The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula for determining adequate levels of capital and surplus. Insurance companies are required to calculate their risk-based capital in accordance with this formula and to include the results in their Annual Statement. It is anticipated that these standards will have no significant effect upon the Company.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of the Company are subject to various federal securities laws and regulations. In addition, current and proposed federal measures which may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

4. THE YEAR 2000 ISSUE

Pruco Life utilizes many of the same business applications, infrastructure and business partners as Prudential. Prudential has addressed the Year 2000 issue on an enterprise-wide basis. Therefore, it is not possible to differentiate Pruco Life's Year 2000 issue from that of Prudential. The accompanying discussion of the Year 2000 issue reflects steps taken by Prudential to mitigate the Year 2000 risks.

Many computer systems are programmed to recognize only the last two digits in a date. As a result, any computer system that has date-sensitive programming may recognize a date using "00" as the year 1900 rather than the year 2000. This problem can affect non-information technology systems that include embedded technology, such as microprocessors included in "infrastructure" equipment used for telecommunications and other services as well as computer systems. If this anomaly is not corrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly, which could in turn affect the accuracy and compromise the integrity of business records. Business operations could be interrupted when companies are unable to process transactions, send invoices, or engage in similar normal business activities.

Prudential established a Company-wide Program Office (CPO) to develop and coordinate an operating framework for the Year 2000 compliance activities. Prudential's CPO structured the Year 2000 program into three major components:
Business Applications, Infrastructure and Business Partners. The CPO also established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide progress of each component of Prudential's program for conversion and upgrading of systems for Year 2000 compliance.

BUSINESS APPLICATIONS

The scope of the Business Applications component includes a wide range of computer systems that directly support Prudential's business operations and accounting systems. The entire application portfolio was analyzed in 1996 to determine appropriate Year 2000 readiness strategies (i.e., renovate, replace or retire). Rigorous testing standards have been employed for all applications that will not be retired, including those that are newly developed or purchased. Application replacement and renovation projects follow a similar path toward Year 2000 compliance. The key project phases include Year 2000 analysis and design, programming activities, testing, and implementation. Replacement projects are also tracked until the existing applications are removed from production.

Of Prudential's total application portfolio, approximately 70% of the applications are being renovated, 13% are being replaced by Year 2000 compliant systems, and the remaining 17% are being retired from production. At December 31, 1998, the percentage of business applications (based on application count) in the implementation phase for Year 2000 compliance for renovation, replacement and retirement are 99%, 96% and 99%, respectively. The overall completion date for Business Applications is June 1999.

INFRASTRUCTURE

The scope of Prudential's Year 2000 Infrastructure initiatives include mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment, buildings and facilities systems, personal computers, and vendor hardware and software.

Although there are minor differences among these various components, the approach to Year 2000 readiness for Infrastructure generally involves phases identified as inventory, assessment, remediation activities (e.g., upgrading hardware or software), testing and implementation. The overall completion date for Infrastructure is June 1999.

BUSINESS PARTNERS

Prudential's approach to business partner readiness includes classification of each partner's status as "highly critical" or "less critical" and the development of contingency plans to address the potential that a business partner could experience a Year 2000 failure. Approximately 30% of Prudential's business partners have been identified as highly critical and the remaining 70% as less critical. Project phases include inventory, risk assessment, and contingency planning activities. All project phases for highly critical business partner readiness were achieved in December 1998; Prudential has an overall completion date for less critical business partner readiness of June 1999.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from operating cash flows. Some of the expenses of Prudential's Year 2000 readiness are allocated across its various businesses and subsidiaries, including Pruco Life. Expenses related to the Year 2000 initiatives allocated to Pruco Life are part of systems overhead costs to date and are included in Pruco Life's general and administrative expenses. The Year 2000 costs allocated to Pruco Life to date are not material to its operations and financial position. Moreover, the forecasted allocated Year 2000 costs are not expected to have a material impact on Pruco Life's ability to meet its contractual commitments.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

The major portion of the Prudential's transactions are of such volume that they can only be effectively processed through the use of automated systems. Therefore, substantially all of Prudential's contingency plans include the ultimate resolution of any causative technology failures that may be encountered.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. While management expects a small number of the projects may not meet their targeted completion date, it is anticipated that these projects will be completed by September 1999 so that any delays, if experienced, would not have a significant impact on the timing of the project as a whole. During the course of the Year 2000 program, some discretionary technology projects have been delayed in favor of the completion of Year 2000 projects. However, this impact has been minimized by Prudential's strategic decision to outsource most of the Year 2000 renovation work.

While Prudential and its subsidiaries believe that they are well positioned to mitigate its Year 2000 issue, this issue, by its nature, contains inherent uncertainties, including the uncertainty of Year 2000 readiness of third parties. Consequently, the Company is unable to determine at this time whether the consequences of Year 2000 failures will have a material adverse effect on the Company's results of operations, liquidity or financial position. In the worst case, it is possible that any technology failure, including an internal or external Year 2000 failure, could have a material impact on the Company's results of operations, liquidity, or financial position.

Prudential is enhancing existing business contingency plans to mitigate Year 2000 risk. Current contingency plans include planned responses to the failure of specific business applications or infrastructure components. These responses are being reviewed and expected to be finalized by June 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. The plans are also being updated to reduce the level of uncertainty about the Year 2000 problem including readiness of Prudential's Business Partners.

The discussion of the Year 2000 Issue herein, and in particular Prudential's plans to remediate this issue and the estimated costs thereof, are forward-looking in nature. See cautionary statement below relating to forward-looking statements.

5. EFFECTIVE NEW ACCOUNTING PRONOUNCEMENTS

Refer to Note 2, "Summary of Significant Accounting Policies," of the Notes to Consolidated Financial Statements.

6. INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in Management's Discussion and Analysis may be considered forward-looking statements. Words such as "expects," "believes," "anticipates," "intends," "plans," or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects upon the Company. There can be no assurance that future developments affecting the Company will be those anticipated by management. There are certain important factors that could cause actual results to differ materially from estimates or expectations reflected in such forward-looking statements including without limitation, changes in general economic conditions, including the performance of financial markets and interest rates; market acceptance of new products and distribution channels; competitive, regulatory or tax changes that affect the cost or demand for the Company's products; and adverse litigation results. While the Company reassesses material trends and uncertainties affecting its financial position and results of operations, it does not intend to review or revise any particular forward-looking statement referenced in this Management's Discussion and Analysis in light of future events. The information referred to above should be considered by readers when reviewing any forward-looking statements contained in this Management's Discussion and Analysis.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

RISK MANAGEMENT, MARKET RISK, AND DERIVATIVE FINANCIAL INSTRUMENTS

As a direct subsidiary of Prudential, the Company benefits from the risk management strategies implemented by its parent.

Risk management includes the identification and measurement of various forms of risk, establishment of acceptable risk thresholds, and creation of processes intended to maintain risks within these thresholds while maximizing returns. Prudential considers risk management an integral part of its core businesses.

The risks inherent in the Company's operations include market risk, product risk, credit risk, concentration risk, liquidity risk, and operating risk. These risk categories, and the Company's strategies relative to each, are discussed below.

The Company's risk monitoring processes include preparation and review of risk reports on a regular basis, with frequency based on the purpose of the report. For example, reports associated with specific strategies or assets are produced daily, while portfolio level reports are typically semi-monthly or monthly and high level reports are produced quarterly.

MARKET RISK is the risk of change in the value of financial instruments as a result of changes in interest rates, currency exchange rates, equity and commodity prices. To varying degrees, the investment activities supporting all of the Company's products and services generate market risks. These products and services include life insurance and annuities. Market risks incurred and the strategies for managing these risks vary by product.

Insurance products and fixed rate annuities, incur market risk primarily in the form of interest rate risk. This is controlled through asset/liability management strategies that seek to match the interest rate sensitivity of the assets to that of the underlying liabilities, with the objective of insulating the portfolio's underlying capital from market value changes due to interest rate movements. If perfectly matched, interest rate movements will generate asset market value changes that offset changes in the value of the liabilities relating to the underlying insurance products.

Variable annuities also incur market risk to the Company in part through interest rate risk but largely through equity price risk. Equity price risk is controlled primarily by managing the risk profile of equity investments against the risk profile incorporated in the related variable annuity products.

For fee-based products, including variable contracts and Separate Accounts, investment risk is borne primarily by the contractholders rather than the Company (subject to any minimum guarantees). The greatest market-related risk to the Company for these products is the indirect one that, in the event of sub-par performance, asset based fee revenues could decline and that competitive factors could impede the Company's ability to maintain or grow assets under management. However, since this is primarily an operating risk it is not quantified as part of the Company's analysis of market risk.

The Company's exposure to market risk results from "other than trading" activities in its insurance business. Market risks in the Company's insurance business are managed through an investment process that incorporates asset/liability management techniques and other risk management policies and limits. Derivatives, as discussed further below, are used for hedging purposes in the asset/liability management process.

INSURANCE ASSET/LIABILITY MANAGEMENT

Interest rate and equity exposures are maintained within established ranges, which are subject to adjustment based on market conditions and the design of related insurance products sold to customers. Risk managers, independent of portfolio and asset managers, establish investment risk limits on asset/liability management and oversee ongoing efforts to manage risk within policy constraints.

The Company uses duration and convexity analyses to measure price sensitivity to interest rate changes. Duration measures the relative sensitivity of the fair value of a financial instrument to changes in interest rates. Convexity measures the rate of change of duration with respect to changes in yield, recognizing that the price of a bond is usually expected to fall at a slower rate as yield increases.

While duration and convexity are useful indicators of asset price sensitivity to interest rate changes, pricing models used in the portfolio management process also consider the effects of optionality. This entails a variety of option pricing model applications.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY


The Company also performs portfolio stress testing as part of its regulatory cash flow testing in which interest-sensitive assumptions (such as asset calls and prepayments and insurance product contract persistency) are evaluated under various severe interest rate environments. Any shortfalls revealed by cash flow testing are evaluated to determine whether there is a need to increase reserves or adjust portfolio management strategies.

INTEREST RATE RELATED MARKET RISK ON ASSETS

Assets with interest rate risk include fixed maturities, mortgage loans and policy loans which, in the aggregate, comprise 94% of the Company's consolidated invested assets (excluding assets held in Separate Accounts) as of December 31, 1998.

INTEREST RATE RELATED MARKET RISK ON LIABILITIES

In addition to insurance reserves, which are not measured by the sensitivity analysis below, the Company has policyholders' account balances relating to interest-sensitive life and annuity contracts through which it is exposed to interest rate risk.

DERIVATIVES

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts. Fixed rate loan commitments may also be considered similar to derivatives because of their off balance sheet and option-like characteristics. See Note 10 of Notes to Consolidated Financial Statements as to the Company's derivative positions at December 31, 1998 and 1997. Insurance statutes applicable to the Company restrict the use of derivative securities to hedging activities intended to offset changes in the market value of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation. The Company uses derivative financial instruments to reduce market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

INTEREST RATE SENSITIVITY

Interest rate sensitivity for the indicated classes of financial assets, financial liabilities, and derivatives is assessed using hypothetical test scenarios which assume both upward and downward 100 basis point parallel shifts in the yield curve from prevailing interest rates at December 31, 1998. The following table summarizes the potential loss in fair value associated with a hypothetical 100 basis point upward parallel shift in the yield curve from prevailing interest rates at December 31, 1998. This scenario results in the greatest net exposure to interest rate risk of the hypothetical scenarios tested. The test scenario is for illustrative purposes only and is not intended to reflect management's expectations regarding future interest rates or performance of fixed income markets.

In addition, this presentation includes only assets, liabilities and derivatives required by the Rules and does not include $535 million of insurance liabilities. Management includes the interest rate sensitivities implicit in these insurance liabilities in its internal measurements and believes these insurance liabilities substantially offset the interest rate risk summarized in the following table.

                                                                                 DECEMBER 31, 1998
                                                      ---------------------------------------------------------------------------
                                                      NOTIONAL VALUE       FAIR         FAIR VALUE AFTER + 100      HYPOTHETICAL
                                                       (DERIVATIVES)       VALUE       BASIS POINT YIELD CURVE     CHANGE IN FAIR
                                                                                                SHIFT                   VALUE
                                                      --------------    ------------   ------------------------- ----------------
                                                                               (In Millions)
FINANCIAL ASSETS AND LIABILITIES WITH
     INTEREST RATE RISK:                                  $
Financial Assets:..................................
   Fixed maturities:...............................
     Available for sale............................         --             2,764                2,666                     (98)
     Held to maturity..............................         --               422                  408                     (14)
   Mortgage loans on real estate...................         --                19                   19                       -
   Policy loans....................................         --               806                  762                     (44)
Derivatives:.......................................
   Futures.........................................         41                --                   (2)                     (2)
Financial Liabilities:.............................
Policyholders' account balances....................         --            (2,704)              (2,727)                    (23)
                                                                                                                      -------
Total estimated potential loss.....................                                                                   $  (181)
                                                                                                                      =======

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

The estimated changes in fair values of financial assets shown above relate to assets invested in support of the Company's insurance liabilities, and do not include assets associated with products for which investment risk is borne primarily by the contractholders rather than the Company.

EQUITY PRICE MARKET RISK

Equity price risk is actively managed relative to benchmarks in respective markets. Excluding equities relating to products for which investment risk is borne primarily by the contractholder rather than by the Company, the table below provides an estimate of the Company's equity risk following a 10% decline in benchmark equity market prices. Equity holdings are benchmarked against a blend of leading market indices, including prominently the Standard & Poor's ("S&P") 500 and Russell 2000, and target price sensitivities approximating those of the benchmark indices. This scenario is not intended to reflect management's expectations regarding future performance of equity markets.

                                                                                            DECEMBER 31, 1998
                                                                          ---------------------------------------------------------
                                                                                          FAIR VALUE AFTER 10%      HYPOTHETICAL
                                                                              FAIR        DROP IN EQUITY MARKET      CHANGE IN
                                                                              VALUE           BENCHMARK (1)          FAIR VALUE
                                                                          -------------  -----------------------   ----------------
                                                                                            (In Millions)
Financial Assets with Equity Price Risk

Equity securities......................................................      $ 2.8               $ 2.5               $ (0.3)

(1) The market benchmark used for purposes of this analysis is a blend of leading equities market indices, including the S&P 500 Index and the Russell 2000 Index. This benchmark is believed to have broadly similar characteristics, in terms of price sensitivity, to the Company's equity securities portfolio.

FOREIGN CURRENCY EXCHANGE MARKET RISK

The Company is exposed to foreign currency exchange risk in its investment portfolio and through its operations in Taiwan. The Company's investment policy dictates that foreign currency exchange rate risk created by fixed income investments denominated in foreign currencies, in most instances, is to be fully hedged into U.S. dollars. Investment-related foreign currency exchange rate risk retained in the portfolio emanates principally from foreign denominated equity investments for which currency exchange rate volatility is factored into expected returns when allocating funds to this asset class. Hedging of market risk associated with changes in foreign currency exchange rates is generally accomplished through the use of foreign exchange forward contracts and foreign currency swaps.

Foreign currency exchange risk is actively managed within specified limits at the enterprise level using Value-at-Risk analysis. As previously mentioned, this statistical technique estimates, at a specified confidence level, the potential pretax loss in portfolio market value that could occur over an assumed holding period due to adverse movements in underlying risk factors, which in this case are foreign currency exchange rates.

Value-at-Risk (VaR) estimates of exposure to loss from volatility in foreign currency exchange rates are calculated for one day and one month time periods. Exponentially weighted historical price volatilities and covariance data are used at a confidence level such that losses are not expected to exceed this VaR estimate in no more than one in twenty business days.


                                                DISCOVERY SELECT(R) VARIABLE ANNUITY

                                                                                       DECEMBER 31, 1998
                                                                 -------------------------------------------------------------------
                                                                                                                 HYPOTHETICAL
                                                                    FAIR         FAIR VALUE LESS ONE              CHANGE IN
                                                                    VALUE     MONTH'S VALUE AT RISK (1)           FAIR VALUE
                                                                 -----------  --------------------------   -------------------------
                                                                                         (In Millions)
Financial Assets with Foreign
 Currency Exchange Rate Risk:

Foreign currency denominated assets
 not hedged to United States dollars..........................     $ 32.0              $ 31.5                      $ (0.5)

(1)  Value at risk measured at 95% confidence level.

LIMITATIONS OF VAR MODELS

VaR models have inherent limitations, including reliance on historical data that may not be indicative of future market conditions or trading patterns, and therefore should not be viewed as a predictor of future results. There can be no assurance that the Company will not incur losses in excess of the amounts indicated by the model on a particular trading day or over a period of time. A VaR model does not estimate the greatest possible loss outside of its confidence interval. These models are used by the Company in addition to other risk management tools, including stress testing, and in conjunction with the experience and judgment of management.

PRODUCT RISK is the risk of adverse results due to deviation of experience from expected levels reflected in pricing. The Company, in its insurance and annuity operations, sells traditional and interest sensitive individual insurance products and annuity products. Products are priced to reflect the expected levels of risk and to allow a margin for adverse deviation. The level of margin varies with product design and pricing strategy with respect to the targeted market. The Company seeks to maintain underwriting standards so that premium charged is consistent with risk assumed on an overall basis. Additionally, most of the Company's policies and contracts allow the Company to adjust credits (via interest crediting rates) and/or charges (in contracts where elements such as mortality and expense charges are not guaranteed), allowing the Company to respond to changes in actuarial experience. The competitive environment is also an important element in determining pricing elements including premiums, crediting rates, and non-guaranteed charges.

Mortality risks, generally inherent in most of the Company's life insurance and annuity products, are incorporated in pricing based on the Company's experience (if available and relevant) and/or industry experience. Mortality studies are performed periodically to compare the actual incidence of death claims in relation to business in force, to levels assumed in pricing and to industry experience. Persistency risk represents the risk that the pattern of policy surrenders will deviate from assumed levels so that policies do not remain in force long enough to allow the Company to recover its acquisition costs. Certain products are designed, by use of surrender charges and other features, to discourage early surrenders and thus mitigate this risk to the Company. Periodic studies are performed to compare actual surrender experience to pricing assumptions and industry experience.

For fee-based products in which investment risk is borne by the client, the Company retains the risk that fees charged may not adequately cover administrative expenses. The ability to earn a spread between these fees and the associated costs is dependent upon the competitive environment, product performance, the ability to attract clients and assets, and the Company's control of expense levels.

CREDIT RISK is the risk that counterparties or issuers may default or fail to fully honor contractual obligations and is inherent in investment portfolio asset positions including corporate bonds and mortgages, private placements and other lending-type products, certain derivative transactions, and various investment operations functions. In derivative transactions, the Company follows an established credit approval process which includes risk control limits and monitoring procedures.

Limits of exposure by counterparty, country and industry are in place at the portfolio level, and counterparty concentration risk is also reviewed at the enterprise level. Credit concentration risks are limited based on credit quality, and enterprise-level concentrations are reviewed on a quarterly basis. Business group credit analysis units evaluate creditworthiness of counterparties and assign internal credit ratings based on data from

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

independent rating agencies and their own fundamental analysis. Additionally, stress tests and sensitivity analysis are utilized to estimate the exposure to credit losses from unusual events.

LIQUIDITY RISK is the risk that the Company will be unable to liquidate positions at a reasonable price in order to meet cash flow requirements under various scenarios. As indicated above, the Company's asset/liability management strategies seek to maintain asset positions that are consistent with the expected cash flow demands associated with its liabilities under various possible situations. Liquidity policies are formally managed at the enterprise level, using various comparisons of asset liquidity to potential liability outflows. The Company believes that the comparison of its general account net liquidity to individual policy net cash surrender value is key to the periodic evaluation of its ability to meet policyholder claim requirements, and stress tests are utilized to measure the expected liquidity situation under hypothetical unusual events. The Company believes that its liquidity position is more than adequate to meet the expected cash flow demands associated with its liabilities under reasonably possible stress situations.

OPERATING RISK is the risk of potential loss from internal or external events such as mismanagement, fraud, systems breakdowns, business interruption, or failure to satisfy legal or fiduciary responsibilities. All financial institutions, including the Company, are exposed to the risk of unauthorized activities by employees that are contrary to the internal controls designed to manage such risks. Legal risk may arise from inadequate control over contract documentation, marketing processes, or other operations. Internal controls responsive to regulatory, legal, credit, asset stewardship and other concerns are established at the business unit level for specific lines of business and at the enterprise level for company-wide processes. Controls are monitored by business unit management, internal and external auditors, and by an enterprise level Management Internal Control unit, and in certain instances, are subject to regulatory review.

Following recent revelations and negative publicity surrounding the issue of sales practices, the Company has implemented a strategy to emphasize ethical conduct in the recruitment and training of agents and in the sales process. The Company has also strengthened controls including the establishment of a client acquisition program, in conjunction with the underwriting process, intended to ascertain the appropriateness of insurance coverages sold and mitigate the risk of inappropriate policy replacement activity.

Another aspect of operating risk relates to the Company's ability to conduct transactions electronically and to gather, process, and disseminate information and maintain data integrity and uninterrupted operations given the possibility of unexpected or unusual events. The Company is implementing a business continuation initiative to address these concerns. Considerations relative to the potential impact of the Year 2000 on computer operations, infrastructural support, and other matters are discussed above.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.


                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR -- Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance since 1997; 1995 to 1997:
President, Prudential Select; 1993 to 1995: Chief Operating Officer, Prudential Select. Age 47.

WILLIAM M. BETHKE, DIRECTOR -- Chief Investment Officer since 1997; prior to 1997: President, Prudential Capital Markets Group. Age 52.

IRA J. KLEINMAN, DIRECTOR -- Executive Vice President, International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995: President, Prudential Select. Age 52.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services. Age 48.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance. Age 56.

KIYOFUMI SAKAGUCHI, DIRECTOR -- President, Prudential International Insurance Group since 1995; 1994 to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Company, Ltd.; prior to 1994: President and Chief Executive Officer, Asia Pacific Region -- Prudential International Insurance and President, The Prudential Life Insurance Co., Ltd. Age 56.


                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER-- Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential. Age 42.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President, Credit Card Division, Chase Manhattan Bank; prior to 1995: Chase Manhattan Bank. Age 56

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY-- Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with PaineWebber. Age 39.

FRANK P. MARINO, SENIOR VICE PRESIDENT -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; prior to 1996:
Senior Vice President, Prudential Mutual Fund Services. Age 54.

EDWARD A. MINOGUE, SENIOR VICE PRESIDENT -- Vice President, Annuity Services, Prudential Investments since 1997; prior to 1997: Director, Merrill Lynch. Age 56.

HIROSHI NAKAJIMA, SENIOR VICE PRESIDENT -- President & CEO, Pruco Life Insurance Company Taiwan Branch, since 1997; prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd. Age 55.

IMANTS SAKSONS, SENIOR VICE PRESIDENT -- Vice President, Compliance, Prudential Individual Financial Services since 1998; prior to 1998: Vice President, Market Conduct, U.S. Operations, Manulife Financial. Age 48.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY -- Vice President and Associate Actuary, Prudential. Age 43.


DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER -- Vice President and Deputy Controller, Prudential, since 1998; 1997 to 1998, Vice President & Controller, Contifinancial Corporation. Prior to 1997, Director, Saloman Brothers. Age 43


The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992. Pruco Life directors and officers are elected annually.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

                             EXECUTIVE COMPENSATION

The following table shows the 1998 annual compensation, paid by Prudential, and allocated based on time devoted to the duties as an executive of the Company for services provided to the Company:

NAME AND PRINCIPAL                                                 OTHER ANNUAL
  POSITION                YEAR         SALARY         BONUS        COMPENSATION
-------------------      ------      ---------      --------      --------------

Esther H. Milnes          1998        $ 20,769      $ 26,313           $ 0
President                 1997          18,660        21,398             0
                          1996          18,058        12,136             0

                      DISCOVERY SELECT(R) VARIABLE ANNUITY


        CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES






Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  1998            1997
                                                                              ------------    ------------
ASSETS
Fixed maturities
    Available for sale, at fair value (amortized cost, 1998: $2,738,654;
         1997: $2,526,554)                                                    $  2,763,926    $  2,563,852
    Held to maturity, at amortized cost (fair value, 1998: $421,845; 1997:
         $350,056)                                                                 410,558         338,848
Equity securities - available for sale, at fair value (cost, 1998: $2,951;           2,847           1,982
1997: $1,289)
Mortgage loans on real estate                                                       17,354          22,787
Policy loans                                                                       766,917         703,955
Short-term investments                                                             240,727         316,355
Other long-term investments                                                          1,047           1,317
                                                                              ------------    ------------
               Total investments                                                 4,203,376       3,949,096
Cash                                                                                89,679          71,358
Deferred policy acquisition costs                                                  861,713         655,242
Accrued investment income                                                           61,114          67,000
Other assets                                                                        65,145          86,692
Separate Account assets                                                         11,531,754       8,022,079
                                                                              ------------    ------------
TOTAL ASSETS                                                                  $ 16,812,781    $ 12,851,467
                                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                               $  2,696,191    $  2,380,460
Future policy benefits and other policyholder liabilities                          534,599         472,460
Cash collateral for loaned securities                                               73,336         143,421
Securities sold under agreement to repurchase                                       49,708              --
Income taxes payable                                                                44,524          71,703
Net deferred income tax liability                                                  148,834         138,483
Payable to affiliate                                                                66,568          70,375
Other liabilities                                                                   55,038         120,260
Separate Account liabilities                                                    11,490,751       7,948,788
                                                                              ------------    ------------
Total liabilities                                                               15,159,549      11,345,950
                                                                              ------------    ------------
Contingencies (See Note 11)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding at
    December 31, 1998 and 1997                                                       2,500           2,500
Paid-in-capital                                                                    439,582         439,582
Retained earnings                                                                1,202,833       1,050,871

Accumulated other comprehensive income
    Net unrealized investment gains                                                  9,902          17,129
    Foreign currency translation adjustments                                        (1,585)         (4,565)
                                                                              ------------    ------------
Accumulated other comprehensive income                                               8,317          12,564
                                                                              ------------    ------------
Total stockholder's equity                                                       1,653,232       1,505,517
                                                                              ------------    ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                     $ 16,812,781    $ 12,851,467
                                                                              ============    ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations
Years Ended December 31, 1998, 1997 and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                    1998                1997                1996
                                                                  ---------           ---------           ---------
REVENUES
Premiums                                                          $  57,467           $  49,496           $  51,525
Policy charges and fee income                                       364,719             330,292             324,976
Net investment income                                               261,430             259,634             247,328
Realized investment gains, net                                       44,841              10,974              10,835
Other income                                                         41,267              33,801              20,818
                                                                  ---------           ---------           ---------

Total revenues                                                      769,724             684,197             655,482
                                                                  ---------           ---------           ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                             186,527             179,419             186,873
Interest credited to policyholders' account balances                118,935             110,815             118,246
General, administrative and other expenses                          228,067             225,721             122,006
                                                                  ---------           ---------           ---------

Total benefits and expenses                                         533,529             515,955             427,125
                                                                  ---------           ---------           ---------

Income from operations before income taxes                          236,195             168,242             228,357
                                                                  ---------           ---------           ---------

Income taxes
   Current                                                           69,768              73,326              60,196
   Deferred                                                          14,465             (11,458)             18,939
                                                                  ---------           ---------           ---------

Total income taxes                                                   84,233              61,868              79,135
                                                                  ---------           ---------           ---------

NET INCOME                                                          151,962             106,374             149,222
                                                                  ---------           ---------           ---------


Other comprehensive income, net of tax:

     Unrealized gains on securities, net of
       reclassification adjustment                                   (7,227)              3,025             (17,952)

     Foreign currency translation adjustments                         2,980              (2,863)               (482)
                                                                  ---------           ---------           ---------

Other comprehensive income                                           (4,247)                162             (18,434)
                                                                  ---------           ---------           ---------

TOTAL COMPREHENSIVE INCOME                                        $ 147,715           $ 106,536           $ 130,788
                                                                  =========           =========           =========

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                      Accumulated
                                                                                                         other            Total
                                                      Common          Paid-in-         Retained      comprehensive     stockholder's
                                                      stock           capital          earnings         income            equity
                                                   -----------      -----------      -----------     -------------     -------------
Balance, January 1, 1996                           $     2,500      $   439,582      $   795,275      $    30,836       $ 1,268,193

    Net income                                              --               --          149,222               --           149,222

    Change in foreign currency
      translation adjustments                               --               --               --             (482)             (482)

    Change in net unrealized
      investment gains, net of
      reclassification  adjustment                          --               --               --          (17,952)          (17,952)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1996                               2,500          439,582          944,497           12,402         1,398,981

    Net income                                              --               --          106,374               --           106,374

    Change in foreign currency
      translation adjustments                               --               --               --           (2,863)           (2,863)

    Change in net unrealized
      investment gains, net of
      reclassification adjustment                           --               --               --            3,025             3,025
                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1997                               2,500          439,582        1,050,871           12,564         1,505,517

    Net income                                              --               --          151,962               --           151,962

    Change in foreign currency
      translation adjustments                               --               --               --            2,980             2,980

    Change in net unrealized
      investment gains, net  of
      reclassification adjustment                           --               --               --           (7,227)           (7,227)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1998                         $     2,500      $   439,582      $ 1,202,833      $     8,317       $ 1,653,232

                                                   ===========      ===========      ===========      ===========       ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    1998                1997                1996
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   151,962         $   106,374         $   149,222
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (47,230)            (40,783)            (50,286)
     Interest credited to policyholders' account balances                           118,935             110,815             118,246
     Realized investment gains, net                                                 (44,841)            (10,974)            (10,835)
     Amortization and other non-cash items                                           18,611             (31,181)             29,334
     Change in:
         Future policy benefits and other policyholders' liabilities                 62,139              39,683              54,176
         Accrued investment income                                                    5,886              (4,890)             (2,248)
         Separate Accounts                                                           32,288             (13,894)            (38,025)
         Payable to affiliate                                                        (3,807)             20,547              16,519
         Policy loans                                                               (62,962)            (64,173)            (70,509)
         Deferred policy acquisition costs                                         (206,471)            (22,083)            (66,183)
         Income taxes payable                                                       (27,179)             78,894                (816)
         Deferred income tax liability                                               10,351             (10,477)              7,912
         Other, net                                                                 (43,675)             34,577               7,814
                                                                                -----------         -----------         -----------
Cash Flows (Used In) From Operating Activities                                      (35,993)            192,435             144,321
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 5,429,396           2,828,665           3,886,254
               Held to maturity                                                      74,767             138,626             138,127
         Equity securities                                                            4,101               6,939               7,527
         Mortgage loans on real estate                                                5,433              24,925              19,226
         Other long-term investments                                                  1,140               3,276                 288
         Investment real estate                                                          --                  --               4,488
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (5,617,208)         (3,141,785)         (4,008,810)
               Held to maturity                                                    (145,919)            (70,532)           (114,494)
         Equity securities                                                           (2,274)             (4,594)             (4,697)
         Other long-term investments                                                   (409)                (51)               (657)
     Cash collateral for loaned securities, net                                     (70,085)            143,421                   -
     Securities sold under agreement to repurchase, net                              49,708                   -                   -
     Short-term investments, net                                                     75,771            (147,030)             58,186
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (195,579)           (218,140)            (14,562)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                3,098,721           2,099,600             536,370
          Withdrawals                                                            (2,848,828)         (2,076,303)           (633,798)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Financing Activities                                      249,893              23,297             (97,428)
                                                                                -----------         -----------         -----------
     Net increase (decrease) in Cash                                                 18,321              (2,408)             32,331
     Cash, beginning of year                                                         71,358              73,766              41,435
                                                                                -----------         -----------         -----------
CASH, END OF PERIOD                                                             $    89,679         $    71,358         $    73,766
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes paid (received)                                               $    99,810         $    (7,904)        $    61,760
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


1.   BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program (the Contracts) in all states and territories except the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance Company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997 or 1998 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities. There are approximately 1,620 stock, mutual and other types of insurers in the life insurance business in the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and management's consideration of past results, current trends, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

Policy loans are carried at unpaid principal balances.

Short-term investments, consists primarily of highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash  includes  cash  on  hand,   amounts  due  from  banks,  and  money  market
instruments.

Deferred Policy Acquisition Costs

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

Securities loaned

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially all of the Company's securities loaned are with large brokerage firms.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored and additional collateral is requested, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are
short-term  in  nature  (usually  30  days  or  less).   Securities  loaned  are
collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities

Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition

Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life, individual annuities, and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income."

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Income

Other income consists primarily of asset management fees which are received by the Company from Prudential for services Prudential provides to the Prudential Series Fund, an underlying investment option of the Separate Accounts.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps, and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain transactions, including repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of SFAS 125 did not have a material impact on the Company's results of operations, financial position and liquidity.

During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

On January 1, 1999,  the Company  adopted the  American  Institute  of Certified
Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 is not expected to have a material effect on the Company's financial position or results of operations.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

In  October,  1998,  the AICPA  issued  Statement  of  Position  98-7,  "Deposit
Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                                                  1998
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies                         110,294               864               318           110,840

Foreign government bonds                                                87,112             2,003               696            88,419

Corporate securities                                                 2,540,498            30,160             6,897         2,563,761

Mortgage-backed securities                                                 750               156                --               906
                                                                    ----------        ----------        ----------        ----------
Total fixed maturities available for sale                           $2,738,654        $   33,183        $    7,911        $2,763,926
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    2,951        $      168        $      272        $    2,847
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  410,558        $   11,287        $       --        $  421,845
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  410,558        $   11,287        $       --        $  421,845
                                                                    ==========        ==========        ==========        ==========


                                                                                                  1997
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
       U.S. government corporations and agencies                    $  177,691        $    1,231        $       20        $  178,902

  Foreign government bonds                                              83,889             1,118                19            84,988

  Corporate securities                                               2,263,898            36,857             2,017         2,298,738

  Mortgage-backed securities                                             1,076               180                32             1,224
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities available for sale                         $2,526,554        $   39,386        $    2,088        $2,563,852
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    1,289        $      802        $      109        $    1,982
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  338,848        $   11,427        $      219        $  350,056
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  338,848        $   11,427        $      219        $  350,056
                                                                    ==========        ==========        ==========        ==========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1998 are shown below:

                                                     Available for Sale                         Held to Maturity
                                               --------------------------------        ---------------------------------
                                               Amortized         Estimated Fair         Amortized         Estimated Fair
                                                 Cost                Value                Cost                 Value
                                               ---------         --------------        ----------         --------------
                                                       (In Thousands)                          (In Thousands)
Due in one year or less                        $   72,931          $   73,254          $    3,036          $    3,064

Due after one year through five years           1,050,981           1,059,389             193,749             201,136

Due after five years through ten years          1,142,507           1,156,664             155,568             158,801

Due after ten years                               471,485             473,713              58,205              58,844

Mortgage-backed securities                            750                 906                  --                  --
                                               ----------          ----------          ----------          ----------
Total                                          $2,738,654          $2,763,926          $  410,558          $  421,845
                                               ==========          ==========          ==========          ==========


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1998, 1997, and 1996 were $5,327.3 million, $2,796.3 million, and $3,667.1 million, respectively. Gross gains of $46.3 million, $18.6 million, and $22.1 million and gross losses of $14.1 million, $7.9 million, and $17.6 million were realized on those sales during 1998, 1997, and 1996, respectively.

Proceeds from the maturity of fixed maturities available for sale during 1998, 1997, and 1996 were $102.1 million, $32.4 million, and $219.2 million, respectively. During the years ended December 31, 1998, 1997, and 1996, there were no securities classified as held to maturity that were sold.

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $2.8 million, $.1 million and $.1 million for the years 1998, 1997 and 1996, respectively.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1998:

                                                              Available for Sale                          Held to Maturity
                                                       ------------------------------          -------------------------------------

                                                        Amortized        Estimated Fair         Amortized        Estimated Fair
                                                          Cost               Value                Cost               Value
                                                       ----------        --------------        ----------        --------------
                                                               (In Thousands)                          (In Thousands)
 NAIC      Standard & Poor's
  1          AAA to AA-                                $1,195,301          $1,211,995          $  180,070          $  186,683
  2          BBB+ to BBB-                               1,254,522           1,263,656             182,298             185,417
  3          BB+ to BB-                                   201,033             204,278              39,346              40,654
  4          B+ to B-                                      59,799              57,695               8,821               9,068
  5          CCC or lower                                  27,552              26,061                  --                  --
  6          In or near default                               447                 241                  23                  23
                                                       ----------          ----------          ----------          ----------
             Total                                     $2,738,654          $2,763,926          $  410,558          $  421,845
                                                       ==========          ==========          ==========          ==========


The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 89% and 94% of the portfolio at December 31, 1998 and 1997, respectively, based on fair value. As of both of those dates, less than 1% of the fixed maturities portfolio was rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. At December 31, 1998 management identified $264.0 thousand of fixed maturity investments as problem or potential problem. An immaterial amount of problem or potential problem fixed maturities were identified in 1997.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1998 and 1997.


                                            1998                 1997
                                    ------------------   -------------------
                                                (In Thousands)

     Office buildings               $    --        --    $ 4,607        20%

     Retail stores                    7,356        42%     8,090        35%

     Apartment complexes              5,988        35%     6,080        27%

     Industrial buildings             4,010        23%     4,010        18%
                                    ------------------   ------------------
           Net carrying value       $17,354       100%   $22,787       100%
                                    ==================   ==================

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The largest concentration of mortgage loans are in the states of Pennsylvania (35%), Washington (34%), and New Jersey (23%).

Special Deposits

Fixed maturities of $8.6 million and $8.3 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

Other Long-Term Investments

The Company's "Other long-term investments" of $1.0 million and $1.3 million as of December 31, 1998 and 1997, respectively, are comprised of joint ventures and limited parterships. The Company's share of net income from these entities was $.1 million, $2.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $ 179,184    $ 161,140    $ 152,445
  Fixed maturities - held to maturity          26,128       26,936       33,419
  Equity securities                                14           76           44
  Mortgage loans on real estate                 1,818        2,585        5,669
  Policy loans                                 40,928       37,398       33,449
  Short-term investments                       23,110       22,011       16,780
  Other                                         6,886       14,920       10,051
                                            ---------    ---------    ---------
  Gross investment income                     278,068      265,066      251,857
       Less:  investment expenses             (16,638)      (5,432)      (4,529)
                                            ---------    ---------    ---------
  Net investment income                     $ 261,430    $ 259,634    $ 247,328
                                            =========    =========    =========


Realized investment gains ,net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $  29,330    $   9,039    $   9,036
  Fixed maturities - held to maturity             487          821           --
  Equity securities                             3,489            8          781
  Mortgage loans on real estate                    --          797        1,677
  Derivative instruments                       12,414           --           --
  Other                                          (879)         309         (659)
                                            ---------    ---------    ---------

  Realized investment gains, net            $  44,841    $  10,974    $  10,835
                                            =========    =========    =========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)


Net Unrealized Investment Gains

Net unrealized investment gains on securities available for sale are included in the Consolidated Statement of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also have been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                 1998            1997            1996
                                                                               --------        --------        --------
                                                                                            (In Thousands)
Net unrealized investment gains, beginning of year                             $ 17,129        $ 14,104        $ 32,056
Changes in net unrealized investment gains attributable to:
  Investments:
    Net unrealized gains on investments arising during the period                14,593          13,880         (20,405)
    Reclassification adjustment for gains included in net income                 22,799           6,680           6,165
                                                                               --------        --------        --------
    Change in net unrealized gains on investments, net of adjustments            (8,206)          7,200         (26,570)
Impact of net unrealized investment gains on:
  Policyholder's account balances                                                (1,063)          1,293          (2,467)
  Deferred policy acquisition costs                                               2,042          (5,468)         11,085
                                                                               --------        --------        --------
Change in net unrealized investment gains                                        (7,227)          3,025         (17,952)
                                                                               --------        --------        --------
Net unrealized investment gains, end of year                                   $  9,902        $ 17,129        $ 14,104
                                                                               ========        ========        ========


Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax (benefit) expense of $(8.2) million, $(7.6) million and $12.1 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $12.8 million, $3.6 million and $3.8 million, respectively.

Policyholder's account balances reported in the above table are net of income tax (benefit) expense of $(.2) million, $.0 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred  policy  acquisition  costs in the above  tables  for the  years  ended
December 31, 1998, 1997 and 1996 are net of income tax (benefit) expense of $(1.1) million, $2.9 million and $(6.2) million, respectively.


4.   POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                     1998            1997
                                                   --------        --------
                                                        (In Thousands)

              Life insurance                       $506,249        $444,737
              Annuities                              28,350          27,723

                                                   --------        --------
                                                   $534,599        $472,460
                                                   ========        ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


4.   POLICYHOLDERS' LIABILITIES (continued)

Life  insurance  liabilities  include  reserves  for  death  benefits.   Annuity
liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                         Mortality             Interest Rate           Estimation Method
------------------------------    -------------------------     -------------        -----------------------
Life insurance - Domestic         Generally rates               2.5% to 7.5%         Net level premium based
                                  guaranteed in                                      on non-forfeiture
                                  calculating cash                                   interest rate
                                  surrender values

Life insurance - International    Generally rates               6.25% to 6.5%        Net level premium based
                                  guaranteed in                                      on the expected
                                  calculating cash                                   investment return
                                  surrender values

Individual immediate annuities    1983 Individual Annuity       6.25% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience


Policyholders' account balances at December 31, are as follows:


                                                       1998         1997
                                                    ----------   ----------
                                                        (In Thousands)

              Interest-sensitive life contracts     $1,386,829   $1,345,089
              Individual annuities                   1,077,996    1,035,371
              Guaranteed investment contracts          231,366           --
                                                    ----------   ----------
                                                    $2,696,191   $2,380,460
                                                    ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate          Withdrawal / Surrender Charges
---------------------------------         --------------       ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%         Various up to 10 years

Individual annuities                      3.0% to 5.6%         0% to 8% for up to 8 years

Guaranteed investment contracts           5.02% to 6.23%       Subject to market value withdrawal
                                                               provisions for any funds withdrawn
                                                               other than for benefit responsive
                                                               and contractual payments

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


5.   REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statement of Operations for the year ended December 31 are below.


                                              1998        1997        1996
                                            --------    --------    --------
                                                     (In Thousands)

     Direct Premiums                        $ 65,423    $ 51,851    $ 53.776
         Reinsurance assumed                   1,395       1,369       1,128
         Reinsurance ceded - affiliated       (6,532)       (686)       (254)
         Reinsurance ceded - unaffiliated     (2,819)     (3,038)     (3,125)
                                            --------    --------    --------
     Premiums                               $ 57,467    $ 49,496    $ 51,525
                                            ========    ========    ========
     Policyholders' benefits ceded          $ 27,991    $ 25,704    $ 26,796
                                            ========    ========    ========


Reinsurance   recoverables,   included  in  "Other   assets"  in  the  Company's
Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:


                                                         1998        1997
                                                        -------     -------
                                                           (In Thousands)

              Life insurance - affiliated               $ 6,481     $ 2,618
              Other reinsurance - affiliated             21,650      23,243
                                                        -------     -------
                                                        $28,131     $25,861
                                                        =======     =======

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


6.   EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1997 and the projected benefit obligation and related expenses at September 30, 1998 was not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company from Prudential in accordance with the service agreement described in Note 13.


7.   INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)
        Current tax expense (benefit):
           U.S                                $ 67,272    $ 71,989    $ 59,489
           State and local                       2,496       1,337         703
           Foreign                                  --          --           4
                                              --------    --------    --------
           Total                                69,768      73,326      60,196
                                              --------    --------    --------


        Deferred tax expense (benefit):
           U.S                                  14,059     (11,458)     18,413
           State and local                         406          --         526
                                              --------    --------    --------
           Total                                14,465     (11,458)     18,939
                                              --------    --------    --------

         Total income tax expense             $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)

        Expected federal income tax expense   $ 82,668    $ 58,885    $ 79,925
        State and local income taxes             1,886         869         799
        Other                                     (321)      2,114      (1,589)
                                              --------    --------    --------
        Total income tax expense              $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


7.   INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                          1998       1997
                                                        --------   --------
                                                          (In Thousands)
           Deferred tax assets
                Insurance reserves                      $ 93,564   $ 52,144
                                                        --------   --------
                Deferred tax assets                       93,564     52,144
                                                        --------   --------

           Deferred tax liabilities
                Deferred acquisition costs               224,179    167,128
                Net investment gains                      12,241     16,068
                Other                                      5,978      7,431
                                                        --------   --------
                Deferred tax liabilities                 242,398    190,627
                                                        --------   --------

           Net deferred tax liability                   $148,834   $138,483
                                                        ========   ========


Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed examinations of all consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


8.   EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona and New Jersey Departments of Banking and Insurance with net income and equity determined using GAAP.


                                          1998         1997         1996
                                        ---------    ---------    ---------
                                                  (In Thousands)
Statutory net income                    $ (33,097)   $  12,778    $  48,846

Adjustments to reconcile to net
  income on a GAAP basis:
     Statutory income of subsidiaries      18,953       18,553       25,001
     Deferred acquisition costs           202,375       38,003       48,862
     Deferred premium                       2,625        1,144        1,295
     Insurance liabilities                (24,942)      26,517       28,662
     Deferred taxes                       (14,465)      11,458      (18,939)
     Valuation of investments              20,077          506          365
     Other, net                           (19,564)      (2,585)      15,130
                                        ---------    ---------    ---------
GAAP net income                         $ 151,962    $ 106,374    $ 149,222
                                        =========    =========    =========





                                                 1998           1997
                                             -----------    -----------
                                                   (In Thousands)
  Statutory surplus                          $   931,164    $   853,130

  Adjustments to reconcile to equity
    on a GAAP basis:
       Valuation of investments                  117,254         97,787
       Deferred acquisition costs                861,713        655,242
       Deferred premium                          (15,625)       (14,817)
       Insurance liabilities                    (133,811)      (107,525)
       Deferred taxes                           (148,834)      (138,483)
       Other, net                                 41,371        160,183
                                             -----------    -----------
  GAAP stockholder's equity                  $ 1,653,232    $ 1,505,517
                                             ===========    ===========




9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated  using a discounted  cash
flow  model  based  upon  current  U.S.   Treasury  rates  and  historical  loan
repayments.

Policyholders' account balances

Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:

                                                        1998                                   1997
                                          -------------------------------       ---------------------------------
                                            Carrying           Estimated          Carrying            Estimated
                                             Value            Fair Value            Value             Fair Value
                                          -----------         -----------       -------------         -----------
                                                                        (In Thousands)
Financial Assets:
     Fixed maturities:
          Available for sale              $ 2,763,926         $ 2,763,926         $ 2,563,852         $ 2,563,852
          Held to maturity                    410,558             421,845             338,848             350,056
     Equity securities                          2,847               2,847               1,982               1,982
     Mortgage loans                            17,354              19,465              22,787              24,994
     Policy loans                             766,917             806,099             703,955             703,605
     Short-term investments                   240,727             240,727             316,355             316,355
     Cash                                      89,679              89,679              71,358              71,358
     Separate Account assets               11,531,754          11,531,754           8,022,079           8,022,079

Financial Liabilities:
     Policyholders'
        account balances                  $ 2,696,191         $ 2,703,725         $ 2,380,460         $ 2,374,040
     Cash collateral for loaned
        securities                            123,044             123,044             143,421             143,421
     Separate Account liabilities          11,490,751          11,490,751           7,948,788           7,948,788
     Derivatives                                1,723               2,374                 653                 653

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either generate new or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

For futures that meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $40.8 million and $115.7 million at December 31, 1998 and 1997, respectively. The fair value of futures contracts was immaterial at December 31, 1998 and 1997.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1998, and there were no options in 1997.

Currency Derivatives

The Company uses currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Foreign currency translation adjustments". If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

As of December 31, 1998, the notional value of the swaps was $40.5 million with a fair value of ($2.3) million. There were no currency swaps at year end 1997.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. As of December 31, 1998, 47% of notional consisted of interest rate derivatives, 47% of notional consisted of foreign currency derivatives, and 6% of notional consisted of equity derivatives.


11.  CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.


12.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1998, the Company would not be permitted a dividend distribution in 1998.


13.  RELATED PARTY TRANSACTIONS

Service Agreements

Prudential and Pruco Life operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The net cost of these services allocated to the Company were $269.9 million, $139.5 million and $101.7 million for the years ended December 31, 1998, 1997, and 1996, respectively. These costs are treated in a manner consistent with the Company's policy on deferred acquisition costs.

Prudential and Pruco Life have an agreement with respect to administrative services for the Prudential Series Fund. The Company invests in the various portfolios of the Series Fund through the Separate Accounts. Under this agreement, Prudential pays compensation to Pruco Life in the amount equal to a portion of the gross investment advisory fees paid by the Prudential Series Fund. The Company received from Prudential its allocable share of such compensation in the amount of $40.1 million, $29.4 million and $19.1 million during 1998, 1997 and 1996, respectively, recorded in other income.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1998, 1997, and 1996.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


13.  RELATED PARTY TRANSACTIONS (continued)

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $300 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1998.

                       Report of Independent Accountants
                       ---------------------------------



To the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

                                       B-1